                                                                   Exhibit 10.5

        PORTIONS OF THIS EXHIBIT WHICH ARE INDICATED BY "[*]" HAVE BEEN
          OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND
         FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ICBA BANCARD, INC.
and
CERTEGY CARD SERVICES, INC.
2003 RENEWAL SERVICE AGREEMENT

TABLE OF CONTENTS

Section

                                                                            Page
                                                                            ----
1.0 MODIFICATION AND RESTATEMENT                                              2
2.0 EXTENSION OF TERM                                                         2
3.0 SERVICES                                                                  2
4.0 TERMINATION                                                               2
5.0 INTENTIONALLY LEFT BLANK                                                  5
6.0 FEES                                                                      5
7.0 PROGRAM CLEARING, SETTLEMENT AND PAYMENT ACCOUNTS                         8
8.0 ADDITIONAL OBLIGATIONS OF FINANCIAL INSTITUTIONS                         10
9.0 QUALITY CONTROL STANDARDS                                                11
10.0 SYSTEM ENHANCEMENTS                                                     12
11.0 CONFIDENTIALITY                                                         12
12.0 DATE TRANSMISSION                                                       14
13.0 RECORDS INSPECTION                                                      14
14.0 CHANGES TO THE PROGRAM SERVICES                                         14
15.0 GOVERNMENT INSPECTION                                                   14
16.0 INSURANCE                                                               14
17.0 BACKUP PROVISIONS                                                       16
18.0 ARBITRATION                                                             16
19.0 MASTERCARD/VISA REQUIREMENTS                                            17
20.0 FURTHER RENEWAL OF AGREEMENT                                            18
21.0 DISPOSAL OF RECORDS                                                     19
22.0 FALCON SERVICES                                                         20
23.0 SPECIAL PROGRAMMING                                                     23
24.0 USERS GROUP MEETINGS                                                    24
25.0 FINANCIAL INSTITUTION BENEFIT ASSOCIATION                               24
26.0 LEGAL COMPLIANCE AND INDEMNIFICATION                                    24
27.0 LIMITATIONS ON DAMAGES                                                  26
28.0 DISTRIBUTION TO FINANCIAL INSTITUTIONS                                  26
29.0 AGENT BANK AGREEMENTS                                                   26
30.0 GUARANTEES OF CERTEGY INC                                               26
31.0 NO WAIVER                                                               26
32.0 FORCE MAJEURE                                                           27
33.0 GOVERNING LAW                                                           27
34.0 ENTIRE AGREEMENT; CONSTRUCTION                                          27
35.0 MODIFICATION OR AMENDMENTS                                              27
36.0 ASSIGNMENT                                                              27
37.0 NOTICES                                                                 27
38.0 ATTORNEYS' FEES                                                         28
39.0 CAPTIONS                                                                28

ICBA BANCARD, INC.
and
CERTEGY CARD SERVICES, INC.
2003 RENEWAL SERVICE AGREEMENT

This 2003 Renewal Service Agreement ("Agreement" or "2003 Renewal Agreement") is made as of June 1, 2003 ("Effective Date"), by and between ICBA BANCARD, INC. ("Bancard"), a Delaware corporation, and CERTEGY CARD SERVICES, INC. ("Certegy"), a Florida corporation, with reference to the following facts:

RECITALS

Bancard is a corporation engaged primarily in the provision of payment services to A. financial institutions (the "Bancard Program"). Certegy is engaged in the business of providing processing for payment services to B. Financial Institutions (the "Certegy Services").

C. Bancard, acting as agent for certain community banks that are members of the Independent Community Bankers of America ("Financial Institutions"), has retained Certegy to provide certain of the Certegy Services (the "Program Services") to Financial Institutions in the Bancard Program.

D. Bancard and Certegy are parties to a 1994 Renewal Service Agreement, dated December 12, 1994, as amended December 12, 1996 (First Amendment) and February 15, 2000 (Second Amendment); a Privacy Addendum dated February 1, 2001; and a Letter Agreement dated September 28, 2001 (collectively, the "1994 Renewal Agreement") governing the parties' rights and obligations with respect to the Program Services provided to Financial Institutions.

E. The term of the 1994 Renewal Agreement expires on December 11, 2004, and Bancard and Certegy now desire to modify, restate and extend the Term of the 1994 Renewal Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby mutually agreed by and between the parties as follows:

1.0 Modification and Restatement. By this Agreement, the parties hereby modify and otherwise restate the terms of the 1994 Renewal Agreement. As of the Effective Date hereof, the provisions of this Agreement supersede the provisions of the 1994 Renewal Agreement and are incorporated into each of the agreements for provision of the Program Services between Bancard and each Financial Institution (the "Financial Services Agreement"). Extension of Term. The term of the 1994 Renewal Agreement, as hereby modified 2.0 and restated, shall expire on March 31, 2008 (the "Renewal Term").

Services. 3.0

3.1 Description. Certegy shall provide to those Financial Institutions identified to it from time to time by Bancard (i) the credit card services described in Schedules "A", "B", "G", "K" and "L" (the "Credit Card Program Services") and the Merchant Services described in Schedule "C" (the "Merchant Program Services"); and (ii) the debit, in-house/pass through and ATM card services described in Schedule "E" (the "Debit Card Program Services"), Schedule "J" (the "Stored Value Card Program Services") and the E-Banking Services as described in Schedule "I" (the "EBanking Program Service Program"), all of which are attached to, and fully incorporated into, this Agreement. Except as otherwise specifically set forth in this Agreement, Bancard shall use Certegy exclusively for the Credit Card Services and Merchant Program Services described in subsection (i) above. Bancard shall identify to Certegy each Financial Institution with which Bancard has executed a Financial Services Agreement to provide the Credit Card Program Services, Merchant Program Services, Debit Card Program Services, Stored Value Card Program Services and/or E-Banking Program Services.

3.2 Data to Vendors. If a Financial Institution wishes Certegy to provide data pertaining to that Financial Institution to third party vendors, that Financial Institution shall provide written authorization to Certegy and indemnification for claims pertaining to such data transfer and the performance of any such vendors, in a form acceptable to Certegy. In addition, Certegy may require any such vendors to enter into written agreements with Certegy governing the transfer of such data.

Termination. 4.0

By Bancard. Bancard may terminate this Renewal Agreement: 4.1 in the event of the loss or termination, for any reason, of Certegy's (a) right or ability to provide the Program Services;

(b) subject to sections 4.9 herein, in the event Certegy commits any material breach of its obligations under this Agreement, and such breach is not cured within thirty (30) days of Certegy's receipt of notice of the breach. A "Material Failure" as defined in section 9.0 herein and an "Adverse Event" as defined in section 4.9 herein, shall each constitute a material breach of this Agreement by Certegy within the meaning and intent of this section;

(c) upon any affirmative act of insolvency by VISA or MasterCard or affiliated networks or upon the filing by VISA or MasterCard or affiliated networks of any action under any reorganization, insolvency or moratorium law, or upon the appointment of any receiver, trustee or conservator to take possession of the properties of VISA or MasterCard or affiliated networks; provided, however, that such an act or event by or relating to VISA or MasterCard or affiliated networks, but not to both, shall not terminate this Agreement with regard to the other, provided Certegy remains able to provide the Program Services to other card associations or networks;

(d) to the extent permitted by applicable law, upon the filing by Certegy of any action under any reorganization, insolvency or moratorium law, or upon the appointment of any receiver, trustee or conservator to take possession of its properties. By Certegy. Certegy may terminate this Agreement:

4.2 (a) in the event Bancard commits any material breach of its obligations under this Agreement, and such breach is not cured within thirty (30) days of Bancard's receipt of notice of the breach;

(b) to the extent permitted by applicable law, upon the filing by Bancard of any action under any reorganization, insolvency or moratorium law, or upon the appointment of any receiver, trustee or conservator to take possession of its properties.

(c) upon any affirmative act of insolvency by VISA or MasterCard or affiliated networks or upon the filing by VISA or MasterCard or affiliated networks of any action under any reorganization, insolvency or moratorium law, or upon the appointment of any receiver, trustee or conservator to take possession of the properties of VISA or MasterCard or affiliated networks; provided, however, that such an act or event by or relating to VISA or MasterCard or affiliated networks, but not to both, shall not terminate this Agreement with regard to the other, provided Certegy remains able to provide the Program Services to other card associations or networks;

4.3 In the event of termination of this Agreement pursuant to section 4.1(a),
(b), (c) or (d), or in the event of expiration of this Agreement governed by section 20.2 herein, neither Bancard nor Financial Institutions shall be required to pay to Certegy the Termination Fees (defined in section 4.4 below) or any other fees or charges other than those which may have become due for Program Services rendered hereunder prior to the termination or expiration.

4.4 In the event of termination by any Financial institution of the Program Services on Schedule "A", "B", "C", "E", "F", "G", "J", "K" and/or "L" with respect to all or substantially all of its accounts falling under that Program Service, for any reason whatsoever other than upon termination or expiration of this Agreement due to circumstances described in section 4.3 above, Bancard shall pay to Certegy the following termination fees (the "Termination Fees"): the greater of (i) the Deconversion Fees set forth in the applicable Schedule for the Program Services terminated or (ii) the sum of (a) an amount equal to the last six (6) months fees, other than Pass

Through Fees, for the Program Services terminated, other than for Program Services under Schedule "C" and (b) if the Schedule "C" Program Services are terminated, that Financial Institution's fees, other than Pass Through Fees, for Schedule "C" Services for the preceding three (3)months.

Notwithstanding the above, in the event a Financial Institution only terminates the Services in Schedule "C" and retains the other Program Services being provided under other Schedules, then neither Bancard nor such Financial Institution shall be required to pay Certegy any Termination Fees under Schedule
C. For each termination of Program Services by a Financial Institution, Certegy shall provide Bancard a written accounting of the Fees to be assessed, if any, including an explanation of the Fee calculation. Notwithstanding the assessment and collection of the above amounts, nothing in this Agreement shall limit the legal and equitable remedies, which would otherwise be available to Certegy in the event of termination of this Agreement following a material breach of this Agreement by Bancard.

4.5 Cooperation. Upon termination of this Agreement pursuant to section 4.1, Certegy will use its best efforts to assist Bancard in arranging for access to the Program Services on substantially the same terms as are provided in this Agreement so that Financial Institutions may continue receiving similar services without substantial interruption. Certegy and Bancard will cooperate to effect an orderly conversion of accounts and data to a successor card processing institution. As requested by Certegy, Bancard shall cooperate to affect the reclamation of cards, checks and drafts issued in connection with the Program Services. Except as otherwise provided in section 4.9 or 20.4 herein, within fourteen (14) days after the termination of this Agreement, Bancard shall send to each Financial Institution via first class U.S. mail a letter in the form attached hereto as Exhibit 3.

4.6 Rights of Parties to Funds. Upon expiration and non-renewal, or termination of this Agreement for any reason, the respective rights of the parties to funds in any and every account over which more than one party has signature authority shall be governed by the provisions of section 7.0 hereof.

4.7 Notifications. Upon the occurrence of any event noted in sections 4.1 and
4.2 above, the party first having knowledge of such event shall notify the other. Bancard shall require each Financial Institution desiring to terminate the Program Services for reasons other than those in section 4.1 to provide Certegy not less than six (6) months advance written notice.

4.8 Prohibited Solicitation. In the event of termination of this Agreement by Bancard pursuant to section 4.1(b), Certegy agrees that for a period of twelve
(12) months from the effective date of termination, Certegy, its subsidiaries and affiliates, on their own behalf or as program administrator for the Financial Institution Benefit Association ("FIBA") shall not, directly or indirectly, engage in prohibited solicitation ("Prohibited Solicitation") of Financial Institutions as customers of Certegy, its subsidiaries, affiliates, or as members of FIBA, or as customers of any other entity which is a customer of Certegy, its subsidiaries, affiliates, or is a member of FIBA, without the prior written approval of Bancard; provided, however, that nothing herein shall restrict (i) Certegy's right to do business with entities which are competitors of Bancard, and (ii) such competitors' rights to solicit Financial Institutions as customers.

"Prohibited Solicitation" within the meaning of this section means initiating any written or oral communication with Financial Institutions, directly or indirectly, which is, or may be construed by Financial Institution as, a direct or indirect request or inducement to Financial Institutions to continue to receive Program Services from Certegy, its subsidiaries, affiliates, or as a member of FIBA or any other entity which is a customer of Certegy, its subsidiaries, affiliates, or is a member of FIBA, following the expiration or termination of this Agreement, without the prior written consent of Bancard. Prohibited Solicitation shall include, but not be limited to, invitations to educational or other seminars which Certegy, its subsidiaries, affiliates or FIBA sponsor, or in which it or they participate; promotional or other information concerning Certegy, its subsidiaries, affiliates or FIBA, including financial information; and general information concerning services and prices. Prohibited Solicitation shall not include changes in services or prices as permitted under this Agreement and information needed by Financial Institutions in order for Certegy to effect the deconversion of Financial Institutions.

4.9 Adverse Events. In the event that during the Renewal Term Bancard reasonably determines that specific acts or events ("Adverse Events") by Certegy or its subsidiaries or affiliates, have adversely affected, or would adversely affect, to a substantial degree, (i) the goodwill and reputation of Bancard with members of the Independent Community Bankers of America ("ICBA"), and (ii) Bancard's business, and that such adverse effect would continue if Bancard continued its relationship with Certegy under this Agreement, Bancard shall notify Certegy of its intention to terminate this Agreement. In such event Certegy and Bancard shall make every good faith effort to mutually overcome the effects of the Adverse Event. If the matter is not resolved to the satisfaction of Bancard within sixty (60) days after such notice, the issue of whether an Adverse Event has occurred shall be submitted to binding arbitration pursuant to the provisions of section 18 hereof. It is agreed, however, that this section 4.9 cannot be used to terminate this Agreement because Certegy has exercised its rights against a Financial Institution or taken action on behalf of Bancard against a Financial Institution pursuant to Certegy's rights under this Agreement.

If Certegy accepts Bancard's notice of its desire to terminate, or if the arbitrators determine that an Adverse Event has occurred, then the effective date of termination shall be one (1) year from the date of such notice or from the date on which the arbitration award is rendered, as the case may be, or such other date as the parties mutually agree. Within fourteen (14) days after Certegy's acceptance of Bancard's notice or the rendering of the arbitration award, as the case may be, Bancard shall send to each Financial Institution via first class U.S. mail a letter in the form attached hereto as Exhibit 3. An Adverse Event under this section 4.9 shall be deemed to be a material breach of this Agreement within the meaning and intent of section 4.1(b) herein. Intentionally Left Blank.

5.0 Fees.

6.0

6.1 Scheduled Fees. In consideration for provision of the Program Services to Financial Institutions by Certegy, Bancard shall be responsible for all Financial Institutions paying to Certegy the fees set forth in Schedules "A", "B", "C", "E", "G", "J", "K", "L", and "I" of Exhibit 1 attached to this Agreement (the "Scheduled Fees"). The Scheduled Fees shall be effective as of the dates shown on each Schedule and shall remain in effect until changed pursuant to the terms of this Agreement. Bancard shall indemnify and hold Certegy harmless from any and all losses incurred as the result of a Financial Institution's failure or refusal to pay Certegy any uncontested Scheduled Fees.

6.2 Settlement of Fees. For those Program Services for which Certegy settles daily for Program Members, processing fees shall be settled each banking day for the applicable transactions and shall be payable by deduction from the applicable Financial Institution's daily settlement amount. Fees for all other Program Services shall be invoiced monthly, payable ten (10) days after the invoice date. In no event will any sums due Certegy under section 4.3 or 4.4 hereof be deducted by Certegy from any settlement account, BIN, ICA or otherwise.

6.3 Bancard's Financial Responsibility. As to Certegy, as agent for the Financial Institutions, Bancard assumes financial responsibility for all VISA and MasterCard transactions processed into and out of its, or a Financial Institution's, Base Identification Number (BIN) Account and its, or a Financial Institution's, Interbank Card Association (ICA) Account including, but not limited to, counterfeit transactions and fraudulent transactions. Bancard shall indemnify Certegy for any and all losses Certegy incurs related to such transactions, which losses were not caused by Certegy's actions or omissions in performance of the Program Services. Certegy is expressly prohibited from using Bancard's, or a Financial Institution's, BIN or ICA Account for the benefit of any person or organization other than Financial Institutions in the Bancard Program, or for any purpose other than processing transactions for such Financial Institutions, without the prior express written consent of the applicable VISA or MasterCard principal member.

6.4 Time Frame for Merchant Settlement. Certegy shall remit to the Settlement Account the amount of all VISA and MasterCard merchant transactions from each Financial Institution no more than four (4) business days following Certegy's receipt of such merchant VISA and MasterCard transactions from a Financial Institution, except for delays resulting from those events provided for in section 34.0 herein.

6.5 Fee Increases. Certegy may make a one-time adjustment to the Scheduled Fees at any time during the final twenty-four (24) months of the Renewal Term in accordance with the requirements of section 6.5.1 below; provided, however, that
(i) no such Fee increase may be made if a "Material Failure" which has not been cured, as defined in section 9.1 below, has occurred during the four (4) calendar quarters immediately preceding Certegy's notice of proposed Fee increase; and (ii) Certegy may implement adjustments of those fees over which Certegy has no control ("Pass Through Fees") and which are identified as such in the Scheduled Fees, at any time during the Renewal Term of this Agreement. Certegy shall notify Bancard of any Pass Through Fee increase at least thirty
(30) days prior to the date Certegy implements such increase.

6.5.1 Certegy may implement increases of the Scheduled Fees by a percentage which is equal to or less than the sum of (i) the amount by which the Percentage Increase (defined in section 6.5.4 below) exceeds two percent (2%), but is not more than six percent (6%);

and (ii) one-half of the amount by which the Percentage Increase exceeds six percent (6%). Certegy shall notify Bancard of any such fee increase at least one hundred eighty (180) days prior to the date Certegy implements such increase.

6.5.2 The following definitions shall apply to this section 6.5: "Index" shall mean the Consumer Price Index for All Urban Consumers (1967 = 100), specified "All Items", relating to Tampa, Florida and issued by the Bureau of Labor Statistics of the United States Department of Labor. If the Index in its form as of the Effective Date hereof is discontinued, or if the basis on which it is now calculated shall be revised, the parties shall make an appropriate conversion to such revised Index on the basis of conversion factors published by the Bureau of Labor Statistics; if such conversion factors are not published, either party may request the Bureau of Labor Statistics to provide, when needed, an appropriate conversion or adjustment which shall be applicable thereafter; or if the Bureau of Labor Statistics shall be unable or unwilling to provide such appropriate conversion or adjustment, then the parties shall, in good faith, agree on a suitable substitute for the Index.

6.5.3 "Base Index" shall mean the Index established for the month in which the prices on the Schedule that Certegy seeks to adjusted became effective; and (ii) for any subsequent increase, the Index in the month that was the Comparative Month in the last applicable increase.

6.5.4 "Percentage Increase" shall mean the percentage equal to the fraction, the numerator of which shall be the Index in the Comparative Month less the Base Index, and the denominator of which shall be the Base Index.

6.5.5 "Comparative Month" shall mean the most recent month for which the Index has been published prior to Certegy providing notice of the increase, which Comparative Month shall be deemed the month of the last increase for purposes of establishing the new "Base Index" for any future increase.

6.6 Most Favored. If during the Renewal Term, Certegy signs a new or renewal contract for services similar to Credit Card Program Services and Merchant Program Services with any other association of financial institutions which has approximately the same or comparable Credit Card and Merchant transaction volumes for approximately the same or comparable group of services and levels of support as the Credit Card and Merchant Program Services and support being provided to the Bancard Program, then within fifteen (15) business days after that contract is signed or made public (in the case of a contract which is required to be publicly disclosed), Certegy shall give Bancard written notice of that fact and shall provide a schedule of the basic terms that will govern the credit card and merchant services to be provided and the rates, including any provisions for rate increases or decreases, to be charged to the members of that other association (the "Rate Structure"). Bancard shall have the right to elect to have the Rate Structure substituted for Bancard's then current rates and terms, which election it may make only by giving written notice to Certegy within thirty (30) days following receipt of the Rate Structure from Certegy; provided, however, that Certegy then shall be entitled to provide the Program Services on the same basic terms under which they are being provided to the other association. If Bancard elects the other association's Rate

Structure, it shall become effective on a reasonable date to be mutually agreed by the parties, which date shall be at least thirty (30) days from Bancard's election and which shall be the first calendar day of a month.

Other Services. Certegy may perform services for Bancard or the Financial 6.7 Institutions which are not included in this Agreement at prices to be mutually agreed by Certegy and Bancard prior to the performance of such services, and shall be documented by means of a written amendment to this Agreement. Certegy shall not be responsible or obligated for any services Bancard provides to Financial Institutions which are not included in this Agreement including, but not limited to, advertising, research and development, taxes allocated to property owned by Bancard, and insurance. Program Clearing, Settlement and Payment Accounts.

7.0

7.1 Program Clearing Account. As agent for Financial Institutions, Bancard shall maintain a demand deposit account (the "Program Clearing Account" or "PCA") for daily settlement of transactions, charges and reimbursements.

7.1.1 Access. Certegy may access the PCA for the following purposes: daily settlement of all VISA and MasterCard cardholder

(a) amounts due to/from VISA and MasterCard; and daily settlement of fees due Certegy for the transactions

(b) previously processed; and

(c) monthly settlement of fees and charges due Certegy, other than processing fees, such access permitted not less than ten (10) days after the invoicing of such fees and charges to Bancard; and

(d) daily settlement of all dues, fees, assessments and other charges due Certegy for, without limitation, the combined warning bulletin fees, interchange fees, VISA and/or MasterCard Association fines or other charges, if any, and assessments; and

(e) daily payment of any interest due Certegy for funds Certegy paid to VISA or MasterCard on behalf of Bancard that Bancard did not have available to Certegy in the PCA ("PCA Shortfall"). Bancard shall pay Certegy interest at the base rate charged by the clearing bank for the Bancard Program, plus one percent (1%) for all PCA Shortfall; and daily investment for Bancard's benefit of surplus funds in the

(f) PCA.

7.1.2 Minimum Balance. For Credit Card Program Services and Debit Card Program Services, Bancard shall maintain at all times in the PCA a minimum balance ("Minimum Balance") equivalent to the product of the following equation:

[The anticipated average aggregate cardholder base for all Financial Institutions for the next ninety (90) days or two hundred (200), whichever is greater] x 2.5 (anticipated transactions per cardholder account per month) x 52 (anticipated average transaction amount) / 21.5 (average business days per month) x 3. The elements of the above equation shall be adjusted quarterly by Certegy, or more often if deemed necessary by Certegy and Bancard, based on the actual volume of the previous month and seasonal factors, in all cases with advance written notice to Bancard,. Settlement.

7.2

7.2.1 Settlement Account. Bancard shall require each Financial Institution to maintain at all times a demand deposit account (the "Settlement Account" or "SA") for the purpose of replenishing the PCA so that an amount no less than each Financial Institution's pro rata share of the Minimum Balance is maintained at all times. Bancard and/or Certegy through the Automated Clearing House ("ACH") or wire transfer at Bancard's expense, may access each SA on a daily basis to transfer to the PCA a sum equivalent to the product of the following equation: [Financial Institution's anticipated cardholder base for the next ninety (90) days or two hundred (200), whichever is greater] x 2.5 (anticipated transactions per cardholder account per month) x 52 (anticipated average transaction amount) / 21.5 (average business days per month) x 3 (average number of the days required for clearance of transfers from Financial Institutions into the PCA). The elements of the above equation shall be adjusted quarterly by Certegy, or more often if deemed necessary by Certegy and Bancard, based on the actual volume of the previous month and seasonal factors, in all cases with advance written notice to Bancard and each Financial Institution. Bancard shall require each Financial Institution to maintain at all times in the SA an amount equal to the product of the equation expressed above in this section 7.4, as adjusted from time to time.

7.2.2 Settlement to Financial Institutions processing on BASE2000. Financial Institutions receiving Certegy Services under Schedules "K" or "L" shall each establish a Settlement Account in the Financial Institution's name to enable VISA and/or MasterCard to settle transactions, dues, fees, assessments and other amounts directly to the Financial Institution Settlement Account. The Financial Institution shall maintain sufficient balances in the Settlement Account to enable such VISA and/or MasterCard settlements. Neither Bancard nor Certegy shall bear any responsibility or liability for funding of the Financial Institution's Settlement Account.

7.3 Payment Account. As agent for Financial Institutions, Bancard shall establish a demand deposit account for deposit of payments made to Bancard and Financial Institutions ("Payment Account"). Certegy may access such Payment Account to deposit payments received from cardholders and to transfer sums to the appropriate Financial Institution Settlement Account.

7.4 Reporting. Certegy shall furnish to Bancard on a monthly basis

(a) detailed information including bank statements and reconciliation statements for the PCA;

(b) a monthly statement of each day's interchange fees; and

(c) such data as may be reasonably requested by Bancard and/or any Financial Institution. Certegy also shall furnish to each Financial Institution daily statements of settlements with VISA, MasterCard and Certegy.

7.5 Audit. Bancard shall have the right to receive an annual Statement from Certegy's outside certified public accounting firm, at Certegy's expense, in the form such Statement is normally prepared for Certegy's regular audits, which confirms that the firm has examined Certegy's operations and that the reports furnished to Bancard and Financial Institutions are accurate and based upon generally accepted accounting principles. Additional Obligations of Financial Institutions. Each Financial Institution is bound 8.0 by the following provisions as of the Effective Date of this Agreement:

8.1 Right to Refuse Merchants. Financial Institution shall not enroll merchants for participation in the VISA and/or MasterCard systems through Bancard or Certegy if such merchants are within the categories of merchants designated by Bancard and/or Certegy from time to time as "high-risk merchants". Bancard or Certegy shall have the right to refuse to enroll, and may terminate the enrollment of, any merchant, if it determines, in its sole and absolute discretion, that enrolling, or failing to terminate, such merchant would create excessive risk for Bancard and/or Certegy.

8.2 Right to Refuse Transactions. In the event that either Bancard or Certegy determines, in its sole and absolute discretion, that the risks related to the credit card sales drafts introduced by any merchant enrolled by any Financial Institution are excessive, then Bancard or Certegy may refuse to accept and process such transactions. Bancard or Certegy shall promptly notify Financial Institution of its refusal to accept and process transactions from any such merchant.

8.3 Card Association Requirements. Financial Institution shall comply with all VISA and/or MasterCard and Network requirements for enrolling new merchants including, but not limited to, the performance of a credit check and/or other financial background investigation; a physical inspection of the merchant's place of business; and an investigation to determine whether the merchant previously has been expelled from the VISA and/or MasterCard systems by another Financial Institution for fraud, suspected fraud or failure to meet its financial responsibilities. Financial Institution shall examine the sales drafts contained in sealed merchant deposits before forwarding such deposits to Certegy in order to detect possible fraud and other irregularities.

8.4 Indemnification. Notwithstanding any other provision of this Agreement to the contrary, Financial Institution shall indemnify and hold harmless Certegy and Bancard, and their respective stockholders, officers, directors, employees, agents, affiliates, subsidiaries, successors and assigns (the "Indemnified Parties"), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, fees, including reasonable attorney fees, or disbursements of any kind or nature whatsoever (the "Losses"), which may be suffered by, imposed on, incurred by, or asserted against the Indemnified Parties in any way relating to, or arising out of, any merchant deposit of VISA or MasterCard credit card or debit card sales drafts ("Sales Drafts") which arise from transactions from merchants enrolled by Financial Institution or an agent institution of Financial Institution for the Merchant Program Services provided pursuant to this Agreement and/or the Financial Services Agreement, including counterfeit or fraudulent transactions, credits processed by a merchant, or any chargebacks of Sales Drafts. Certegy shall be a third-party beneficiary of the indemnities in this section, and if Certegy brings any lawsuit, arbitration or other action against Financial Institution to enforce the provisions of this section, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with the action.

8.5 Right to Utilize Certain Funds. Bancard and/or Certegy shall have the right to utilize any amounts payable to Financial Institution as a result of transactions in the MasterCard and/or VISA systems in payment of, or to reimburse Bancard or Certegy for, chargebacks or any other amounts payable by, or any other Losses resulting from, the activities of any merchants enrolled by Financial Institution or an agent institution of Financial Institution. Financial Institution acknowledges that Certegy is a third party beneficiary of all Bancard rights in the Financial Services Agreement, and that Certegy is entitled to exercise all rights given to it pursuant to this section to, among other things, apply incoming amounts to offset or recover amounts due on fraudulent transactions introduced into the MasterCard and/or VISA systems by merchants enrolled by Financial Institution or an agent institution of Financial Institution. Financial Institution specifically agrees that the rights of Bancard and Certegy and the obligations of Financial Institution hereunder shall survive the expiration or earlier termination of this Agreement.

9.0 Quality Control Standards.

9.1 Compliance Requirements. Certegy shall maintain the Quality Control Standards set forth in Exhibit 2 attached hereto (the "Standards"), which shall apply as appropriate and as indicated on Exhibit 2, beginning on the Effective Date, to the Program Services on the Schedules to Exhibit 1. At the end of each calendar quarter, Certegy and Bancard shall review Certegy's performance for that quarter in light of the Standards. To facilitate such review, Certegy shall provide Bancard with internally generated monthly reports on which the review can be based, along with a certification by a Certegy officer verifying their accuracy. For purposes of measuring Certegy's compliance with the requirements of this section, the "Standards" designated as "material standards" shall be deemed to be "Material Standards" for the purposes of this Agreement. Certegy's failure to meet one or more Material Standards, or three (3) or more of the other Standards, in any calendar quarter, shall be deemed a "Material Failure." In the event of a Material Failure, Certegy shall take those steps necessary to cure that specific Material Failure within the thirty (30) day period following notice by Bancard to Certegy of the Material Failure. The test period to determine whether such cure has been accomplished shall be the thirty (30) day period following the thirty (30) day period for cure referred to above. In the event that the Material Failure has not been cured as evidenced by Certegy's reports thereon, subject to Bancard's right of inspection and audit, Certegy shall have committed a "material breach" of its obligations hereunder which has not been cured within the meaning and intent of section 4.1(b) hereof.

9.2 Right to Audit. On reasonable notice during normal business hours, Bancard representatives shall have the right, at Bancard's expense, to inspect and audit information and records in Certegy's possession or control pertaining to Certegy's compliance with the Standards; provided that Certegy shall have the right to receive and comment on any report prepared by any representative of Bancard in connection with any such inspection or audit prior to its dissemination to Financial Institutions or other third parties.

9.3 Joint Review and New Card Processing Systems. Bancard and Certegy agree to review the Standards and make amendments as agreed. The parties jointly shall make reasonable modifications to the Standards when needed to apply to any new card processing system or platform implemented by Certegy during the Renewal Term. Those modifications shall take into account the differences in capability and function of any such new system.

9.4 Filing and Reporting Requirements. On Bancard's behalf, Certegy agrees to comply with all Visa and MasterCard filing and reporting requirements imposed on Bancard, as a result of Program Services. Certegy's assistance to Bancard with filling and reporting requirements occasioned by the Bancard Program not resulting from Certegy Services shall be subject to the parties agreement on applicable terms and fees.

10.0 System Enhancements. Bancard and Certegy will negotiate a schedule of specific system enhancements that Certegy will provide at no additional cost to Bancard or the Financial Institutions. The parties will set forth that schedule and the terms applicable to the provision of those enhancements in an amendment to this Agreement. Further, during the Renewal Term, if Bancard requests other enhancements or changes to the Program Services, then Certegy and Bancard will negotiate whether and upon what terms Certegy will provide those enhancements or changes, including additional fees which Certegy may charge. Certegy reserves the right to make any changes to the Program Services so long as Bancard will continue to be able to meet its obligations to the Financial Institutions and their customers.

11.0 Confidentiality.

11.1 Each of the parties to this Agreement agrees to hold as secret and confidential information, reports, plans, customer lists, documents, drawings, writings, samples, statements, audit reports, software, manuals, know how and other proprietary material ("Confidential Information") received from the other party. "Confidential Information" shall also include information and data concerning the business, activities, operations, financial results, properties or management of the Financial Institutions or their customers prepared by or for Certegy, or used in any way by Certegy in connection with the provision of Program Services to Financial Institutions and their customers, whether or not Financial Institutions and their customers are therein identified by name. All Confidential Information provided from one party to the other shall remain the property of the disclosing party. For purposes of this section 11.0, Confidential Information shall not include information which becomes available to the public through no wrongful action of the receiving party; which may be published prior to the date hereof; which is already in the possession of the receiving party and not subject to an existing agreement of confidence between the parties; which is received from a third party without restriction and without breach of this Agreement; which is independently developed by the receiving party; or which is disclosed pursuant to a requirement or request from a government agency. This Agreement shall in no way be construed to grant any right, license, or authorization to either party to use Confidential Information except as permitted in this Agreement. Each party shall restrict Confidential Information received from the other party to those employees and persons in the receiving party's organization with a need to know such Confidential Information in order to provide the Program Services hereunder. Such employees or persons shall be under the same obligations to hold secret and confidential such Confidential Information as provided herein. Certegy may disclose Confidential Information to its third-party vendors or contractors as necessary to provide the Program Services under this Agreement. Before disclosing Confidential Information to such third-party vendors or contractors, Certegy shall first secure the written agreement of such vendors or contractors to protect and limit the use of such Confidential Information as provided herein. The obligations of the parties hereunder shall survive the expiration or earlier termination of this Agreement.

11.2 Bancard and Certegy agree as follows regarding the use to be made of, and the protections to be provided to, Confidential Information, including non-public financial information that is personally identifiable to a customer of a Financial Institution (referenced in the Gramm-Leach-Bliley Act (the "GLB Act"), as "Non-public Personal Information" or "NPI"), which is disclosed to Certegy to enable it to provide the Program Services to Financial Institutions:

11.2.1 NPI shall be treated as Confidential Information under section 11.1 of this Agreement;

11.2.2 All Confidential Information provided to or acquired by Certegy in the course of providing Program Services to a Financial Institution shall be used only for the provision of the Program Services, unless lawful disclosure is authorized in writing by that Financial Institution. Certegy shall not disclose Confidential Information to any person not affiliated with the Financial Institution, except as necessary to provide the Program Services or if such disclosure would be lawful if made directly by the Financial Institution;

11.2.3 When contracting with third parties to assist in providing the Program Services to Financial Institutions ("Third Party Vendors"), Certegy shall require those Third Party Vendors to comply with the same, or substantially similar, confidentiality and privacy obligations as apply to Certegy under this Agreement;

11.2.4 Certegy shall restrict its employees' access to Confidential Information to those employees who need to know the Confidential Information in order to provide the Program Services to Financial Institutions;

11.2.5 Certegy shall maintain physical, electronic and procedural safeguards that comply with the applicable laws and regulations concerning NPI, to prevent unauthorized and unlawful disclosure;

11.2.6 Bancard shall require each Financial Institution to comply with the GLB Act including, but not limited to, providing the privacy notices to each customer of each Financial Institution;

11.3 Upon the expiration and non-renewal, or earlier termination of this Agreement, or at the expiration or termination of any Financial Institution's Financial Services Agreement, each party, including each Financial Institution, shall return to the disclosing party all copies of Confidential Information received from the other, or shall deliver a certificate signed by an officer of the party certifying that such Confidential Information has been destroyed.

11.4 Annual Review. Each year upon Bancard's request, or upon the written request of a Financial Institution, Certegy shall provide to Bancard or the requesting Financial Institution, a copy of the most recent third party auditors' review and report on the design and compliance test of Certegy's processing system.

12.0 Data Transmission. Financial Institution, at its expense, shall be responsible, and shall bear the risk of loss or damage, for transmission of information and data ("Data") to and from Certegy's data processing center. In the case of physical transmission, Financial Institution shall bear the risk of loss and damage to the point where and until Certegy signs a receipt for the Data, and in the case of electronic transmission, until Certegy confirms receipt. Certegy's responsibility for the safekeeping and security of plastics commences upon the delivery of such plastics to Certegy and terminates upon delivery of plastics by Certegy to the U.S. mail, courier or freight representatives designated by Financial Institution.

13.0 Records Inspection. Information and records concerning Bancard or the Financial Institutions in the possession of Certegy shall be available for inspection and audit by representatives of Bancard and each of the Financial Institutions upon presentation of written authorization, upon reasonable notice and during normal business hours. Information and records in the possession of Certegy concerning a Financial Institution or a customer of a Financial Institution, shall be available for inspection and audit by representatives of such Financial Institution upon presentation of written authorization, upon reasonable notice and during normal business hours.

14.0 Changes to the Program Services. Should Bancard request a change in any of the Program Services that would require modification of hardware or software utilized by Certegy, then Certegy and Bancard agree to negotiate whether and upon what terms and conditions such modifications shall be provided, if at all. Certegy reserves the right to make changes to the Program Services so long as Bancard will continue to be able to meet its obligations to Financial Institutions and their customers.

15.0 Government Inspection. Certegy shall permit those governmental agencies which regulate and examine Bancard and the Financial Institutions to examine Certegy, its books and records, to the same extent as if the Program Services were being performed by Bancard or the Financial Institutions on its own premises.

16.0 Insurance.

16.1 Forms and Limits. Certegy represents that it has the following minimum limits of insurance coverage currently in effect ("Insurance Coverage") and that premiums therefor shall be paid when due:

Limits Forms
------------
General Liability - Basic (a)           $   500,000
General Liability - Excess              $15,000,000
Errors and Omissions (b)                $ 5,000,000
EDP Extra Expense (c)                   $ 1,500,000
Employee Dishonesty - Basic (d)         $    50,000
Employee Dishonesty - Excess            $ 5,000,000

Upon Bancard's request, Certegy annually will provide certificates of coverage evidencing the Insurance Coverage.

16.2 Maintenance of Policies and Endorsements. Certegy agrees to maintain the Insurance Coverage at no less than the above-stated minimum Limits during the Renewal Term and any subsequent renewal terms, between Certegy and Bancard. Certegy shall maintain Endorsements naming Bancard as Loss Payee, as agent for Financial Institutions, on all Certegy insurance policies which provide coverage for losses incurred by Financial Institutions resulting from, or arising out of, employee dishonesty. The Endorsements shall be in a form acceptable to Bancard.

16.3 Involuntary Changes of Coverage. Should the Insurance Coverage, or any portion thereof, be involuntarily terminated or modified without the consent of Certegy, Certegy shall replace such terminated or modified portions of the Insurance Coverage prior to final termination or modification, or as soon thereafter as commercially possible. In the event of involuntary termination or modification, Certegy shall notify Bancard immediately, but in no event later than three (3) days following receipt of notice by the Chief Financial Officer of Certegy of the termination or modification.

16.4 Premium Expense not a Defense. It is expressly understood and agreed that premium expense shall not be a valid reason for Certegy's failure to maintain, renew, replace or selfinsure the Insurance Coverage.

16.5 Consent to Change Coverage. It is expressly understood and agreed that Certegy may not reduce the Limits below those stated above or discontinue or terminate the

Insurance Coverage for any reason without prior notice to, and the express written consent of, Bancard, which consent shall not be unreasonably withheld.

17.0 Backup Provisions. Certegy will maintain dual Central Processing Units in its computer data center, will provide off-premises secured storage of data and program files as required by VISA, MasterCard and applicable state and federal regulations, and will have available redundant sources of electrical power. In the event Certegy is prevented from performing its obligations under this Agreement through no fault of its own, Certegy shall, through its own facilities, or suppliers of computer equipment, and/or other processors, provide processing services for the Program Services of a quality of care, priority and attention equivalent to that available for Certegy's own work and shall provide such processing services as promptly as is reasonably possible, but in no event later than twenty-four (24) hours after interruption of Certegy's performance.

18.0 Arbitration.

18.1 Initiation. All disputes between the parties which are to be resolved by arbitration as provided hereunder, shall be conducted as hereinafter described. Either party may institute arbitration by giving written notice to the other party of its intention to arbitrate, which notice shall contain the name of the arbitrator selected by the party instituting arbitration, the nature of the controversy, the remedies sought and any other pertinent matter. Within thirty
(30) days after the giving of such notice, the other party may submit to the initiating party the name of an arbitrator whom it has appointed and may submit an answering statement. Within ten (10) days thereafter the two arbitrators so appointed shall in good faith select a neutral third arbitrator; the three arbitrators so selected shall resolve the controversy. If the two arbitrators are unable to agree upon a neutral third arbitrator within the ten (10) day period, the third arbitrator shall be appointed by the American Arbitration Association in accordance with its then existing commercial arbitration rules. If the other party shall refuse or neglect to appoint an arbitrator within the requisite thirty (30) day period, the arbitrator appointed by the initiating party shall be empowered to proceed to arbitrate and determine the fact or matter in controversy as the sole arbitrator, and his award in writing shall be final, conclusive and binding upon the parties. The arbitrators nominated or appointed hereunder shall not be parties or affiliates of a party, or associated with, or employed by, or have the status of, supplier of goods or services to a party or affiliate of a party.

18.2 The Proceedings. Prior to rendering their decision, the arbitrators shall afford each of the parties an opportunity, both orally and in writing, to present any relevant evidence and to present arguments in connection with the matter in arbitration; provided, however, that the formal rules of evidence applicable to judicial proceedings shall not apply; and further provided, that any party submitting written materials shall be required to deliver a copy of the same to the other party concurrently with the delivery thereof to the arbitrators, and such other party shall have the opportunity to submit a written reply, a copy of which will be delivered to the other party concurrently with the delivery thereof to the arbitrators. Oral argument shall take place only at a hearing before all of the arbitrators at which all parties are afforded a reasonable opportunity to be present and to be heard.

Unless the time is extended by a majority of the arbitrators, they shall submit their determination in writing within sixty (60) days after the third arbitrator is selected, or if only one arbitrator is acting, within sixty (60) days after the single arbitrator becomes empowered to act alone.

If there are three arbitrators selected, as provided above, an award in writing signed by any two of them shall be final, conclusive and binding upon the parties. Any award made pursuant to arbitration may be entered as a judgment by any court of competent jurisdiction upon the application of any party to said arbitration.

18.3 Alternating Venues. If arbitration is required to resolve any disputes between the parties arising under or out of this Agreement, the proceedings to resolve the first such dispute shall be held in Tampa, Florida, the proceedings to resolve the second such dispute shall be held in Washington, D.C., and the proceedings to resolve any subsequent disputes shall alternate between Tampa, Florida and Washington, D.C.

18.4 Costs and Legal Fees. Each party shall bear its own costs and expenses of arbitration, except that the fees, costs and expenses of the arbitrator(s) shall be equally divided. However, upon application by either party, the arbitrator(s) may award any or all of the total costs and expenses of arbitration, including legal fees, to one party or may apportion them between the parties.

19.0 MasterCard/VISA Requirements.

19.1 Use of Trademarks.

19.1.1 Certegy shall not use any of the MasterCard trademarks and/or VISA Card Program Marks (collectively referred to hereafter as "Marks") unless a Financial Institution is prominently identified by name and city adjacent to such Marks. No such material may identify Certegy unless Certegy is prominently identified as an agent or representative of a Financial Institution.

19.1.2 Certegy shall have no authority to permit use of the Marks by any of Certegy's agents.

19.1.3 Certegy shall indemnify and hold harmless VISA, Bancard and Financial Institutions from any liability, loss, damage or expense of any kind including reasonable attorneys' fees, resulting from any failure by Certegy to comply with all applicable VISA Bylaws and rules and any regulations, procedures or guidelines, as amended from time to time, including the requirements of this section 19.0.

19.2 Solicitation Material. Any solicitation material used by Certegy shall disclose that the subsequent cardholder and/or merchant agreements are between the Financial Institution and the individual cardholder and/or merchant.

19.3 MasterCard Member Service Provider Requirements.

19.3.1 Certegy agrees to fully comply with all applicable MasterCard Bylaws and Rules and any operational regulations, procedures or guidelines (collectively referred to hereafter as "Rules") established from time to time by MasterCard.

19.3.2 Certegy has registered with MasterCard as a Member Service Provider ("MSP") and has submitted a signed MSP Agreement to MasterCard.

19.3.3 Certegy will indemnify and hold harmless MasterCard, Bancard and Financial Institutions from any liability, loss, damage or expense of any kind, including reasonable attorneys' fees, resulting from any failure by Certegy to comply with the Rules, as amended from time to time, including the requirements of this section 19.0.

19.3.4 Certegy shall disclose to Bancard the identity and location of all of its sales locations and any other MSP or independent party performing part or all of the services Certegy is contracting with Bancard to provide.

19.3.5 In the event of any inconsistency between any provisions of this section
19.0 and the Rules, the Rules in each instance shall apply.

19.3.6 In addition to the provisions of sections 4.1 and 4.2 above, this Agreement may be terminated by Bancard in the event of a material breach by Certegy of the Rules applicable to the Program Services provided by Certegy, and is terminated automatically in the event of termination of Bancard's applicable MasterCard license and/or its membership in MasterCard.

19.4 Certegy will provide the Member Bulletins and other materials and services to Financial Institutions required by VISA (Group Membership) and MasterCard.

20.0 Further Renewal of Agreement.

20.1 Negotiation of Renewal; Notice of Non-renewal. On or before March 31, 2007, Certegy and Bancard shall commence good faith negotiations with each other regarding the terms of a renewal of this Agreement. In the event Bancard determines not to renew this Agreement, Bancard shall provide written notice thereof to Certegy on or before September 30, 2007. If this Agreement is not renewed and expires by its own terms, then the applicable provisions of sections
20.2 and 20.3 below shall apply.

20.2 Non-renewal for Failure to Comply with Standards Provisions. If Bancard does not renew this Agreement because of Certegy's failure to cure a Material Failure in accordance with the requirements of section 9.0 of this Agreement as evidenced by Certegy's reports thereon, subject to Bancard's inspection and audit ("Certegy Failure to Cure"), Certegy agrees that through March 31, 2009, Certegy, its subsidiaries and affiliates, on their own behalf or as program administrators for FIBA, shall not, directly or indirectly, engage in Prohibited Solicitation (as defined in section 4.8 of this Agreement) of Financial Institutions as customers of Certegy, its subsidiaries, affiliates or as members of FIBA, or as customers of any other entity which is a customer of Certegy, its subsidiaries, affiliates or FIBA, without the prior written approval of Bancard; provided, however, that nothing herein shall restrict (i) Certegy's right to do business with entities which are competitors of Bancard; and (ii) such competitors' rights to solicit Financial Institutions as customers.

20.3 Non-renewal for Other Reasons. If Bancard does not renew this Agreement because of reasons other than a Certegy Failure to Cure, then Bancard shall not enter into a processing agreement with any other company without having first made an offer to Certegy to enter into an agreement on the same or better terms and conditions as such other company is offering to Bancard (the "Competitive Bid"). "Competitive Bid" shall mean each and every provision of the proposed agreement by the other company. The Competitive Bid shall be given to Certegy in writing with a copy of the terms and conditions such other company (which shall be named) is offering; provided, however, that such other company need not be named if such other company desires, or is obligated under applicable securities laws and regulations, to keep its identity confidential. Within fifteen (15) days after receipt of the Competitive Bid from Bancard, Certegy may, at its option, elect to accept Bancard's offer and enter into an agreement with Bancard or may offer Bancard other terms and conditions ("Counter-Proposal") than those contained in the Competitive Bid and, within fifteen (15) days after receipt of the Counter-Proposal, Bancard may elect to enter into an agreement with Certegy. If the offer is not accepted by Certegy or if Certegy's Counter- Proposal is not accepted by Bancard, (i) Bancard may enter into an agreement with such other company in strict accordance with the Competitive Bid, and (ii) for the twelve
(12) month period following the expiration and nonrenewal of the Agreement, Certegy, its subsidiaries and affiliates and FIBA, shall not, directly or indirectly, engage in Prohibited Solicitation (as defined in section 4.8 above) of Financial Institutions as customers of Certegy, its subsidiaries, affiliates or FIBA, or as customers of any other entity which is a customer of Certegy, its subsidiaries, affiliates or FIBA, without the prior written approval of Bancard; provided, however, that nothing herein shall restrict (i) Certegy's right to do business with entities which are competitors of Bancard, and (ii) such competitors' rights to solicit Financial Institutions as customers.

20.4 Non-renewal Letter to Financial Institutions. If this Agreement is not renewed in accordance with section 20.2 or 20.3 hereof, then within fourteen
(14) days after either (i) the date notice of non-renewal is given by Bancard in accordance with section 20.2, or (ii) the earlier of the date Certegy notifies Bancard that it does not accept Bancard's offer or the expiration of the fifteen
(15) day period described in section 20.3, whichever is applicable, Bancard shall send to each Financial Institution via first class U.S. mail a letter in the form attached hereto as Exhibit 3.

20.5 No Effect on Other Certegy Services. Notwithstanding the provisions of sections 4.8, 20.2 and 20.3 or any other provision of this Agreement to the contrary, a "Prohibited Solicitation" shall not include, and no Certegy company shall be prohibited from, marketing and providing services other than VISA or MasterCard credit, debit or merchant processing or related enhancement services. A "Prohibited Solicitation" also shall not include the E-Banking Services or any other services provided by Certegy E-Banking.

21.0 Disposal of Records. Upon expiration or earlier termination of this Agreement, Certegy will dispose of the information and records pertaining to Bancard, Financial Institutions and

Financial Institutions' customers in any manner Certegy deems appropriate consistent with applicable VISA and/or MasterCard and federal government agencies' regulations, unless Bancard, prior to such expiration or termination, furnishes to Certegy written instructions for the disposition of such information and records at Bancard's expense.

22.0 Falcon Services. Certegy is party to an agreement with HNC Software, Inc. ("HNC"), in which Certegy has the right to offer HNC's proprietary transaction account fraud detection systems, commercially known as FalconTM and Falcon DebitTM (collectively, "Falcon"). Bancard hereby engages Certegy to provide the Falcon services ("Falcon Services") to all Financial Institutions receiving the Credit Card Program Services. Bancard shall require all Financial Institutions receiving the Credit Card Program Services to utilize Falcon through Certegy in conjunction with such Services. Financial Institutions receiving the Debit Card Program Services may also choose to receive the Falcon Services under the terms of this Agreement.

22.1. Falcon Fees. Bancard shall be responsible for either paying or for each Financial Institution paying, to Certegy, the fees for the Falcon Services (the "Falcon Fees").

22.2. Responsibilities of Financial Institutions. As agent for each of the Financial Institutions, Bancard agrees as follows:

22.2.1 Each Financial Institution shall participate, via Certegy, in HNC's Fraud Control Consortium (the "Consortium"), a cooperative arrangement among credit and debit card issuers and HNC that permits HNC to collect and analyze data on credit and debit card fraud for the sole purpose of identifying fraud trends and fraudulent behavior. Bancard authorizes Certegy to provide to HNC information in its possession, and Bancard shall provide to Certegy or arrange for Certegy to receive, on a monthly basis, information from each Financial Institution requested from time to time by HNC, for use by HNC to update its fraud detection algorithms. Bancard understands and agrees that as a member of the Consortium making contributions of data for use by HNC, as requested by Certegy from time to time, is a requirement for use of Falcon. All Financial Institution data provided to the Consortium will be subject to the confidentiality provisions set forth in sections 11.0 and 22.8 of this Agreement. HNC and/or Certegy may make modifications and updates to Falcon, from time to time, in their sole discretion.

22.2.2 Each Financial Institution shall participate in periodic confidential surveys deemed necessary by Certegy to assess Falcon's performance. Subject to the confidentiality provisions of this Agreement, Bancard, on behalf of itself and all participating Financial Institutions, authorizes Certegy to provide to HNC any Financial Institution information deemed reasonably necessary by Certegy or HNC in connection with the operation of Falcon.

22.2.3 The parameters for operation of Falcon shall be determined from time to time by Certegy and HNC, as applicable, in their sole discretion, to attempt to improve the performance of Falcon. Examples of such parameters include, without limitation, minimum Falcon scores required to trigger an inquiry, prerequisites to a card block decision and/or initiation of contact by Certegy with Financial Institutions or cardholders.

22.2.4 Bancard and each Financial Institution shall provide Certegy within 30 days of enrollment in Falcon, the names and corresponding valid telephone numbers for all of its cardholders, and authorize Certegy to contact those cardholders at any time for the purpose of confirming card transactions. On behalf of all such Financial Institutions, Bancard acknowledges that neither it, nor Certegy, will be able to contact Financial Institution's cardholders without valid telephone numbers, and each Financial Institution must use its best efforts to obtain and maintain the current telephone number on all of the files for all of its cardholders, upon request, and to assist Certegy in contacting cardholders. Bancard authorizes Certegy to contact Financial Institution cardholders as may be deemed necessary by Certegy in connection with the operation of Falcon, as well as to block transactions on cards at any time, regardless of whether Certegy has been able to communicate with the cardholder or Financial Institution prior to such block, all as contemplated by the then current Falcon operating procedures. However, while Certegy will use due care and commercially reasonable efforts in performing those functions, it does not guarantee that it will always take those actions and shall not be deemed responsible for failing to take those actions.

Accordingly, Bancard shall arrange for each Financial Institution to always monitor its Falcon service reports to determine, as the final decision maker, whether Financial Institution should contact the cardholder and/or block the account.

22.2.5 Bancard and each Financial Institution shall comply with the requirements of this section and the current Falcon operating procedures, and as they may be from time to time amended.

22.3 Certegy's Responsibilities.

22.3.1 Certegy shall arrange for each Financial Institution to have access to the Falcon Services in connection with provision of the Program Services as provided herein. Certegy shall provide to Bancard and each Financial Institution its then-current copy of the Falcon operating procedures which shall include, but not be limited to: (i) the then- current description of Falcon; (ii) the operating hours of Certegy's customer service center for Falcon-related questions; and (iii) procedures for Financial Institutions to utilize the Falcon service.

22.3.2 Within approximately 15 days following each Financial Institution's enrollment, Certegy will commence building that Financial Institution's individual profile for each "Open Account". The profiling period will take approximately 60 to 90 days (the "Profiling Period"). Upon completion of the Profiling Period, Certegy will provide Bancard and the Financial Institution with notice of the date that Falcon will become operational for that Financial Institution (for each Financial Institution separately, the "Activation Date"). During the profiling period for each financial institution, prior to the Activation Date, potential fraudulent activity will not be routed to Certegy's fraud analysts for review. Potential fraudulent activity from financial institution's cardholders will be reviewed by Certegy only after the Activation Date for that financial institution.

22.3.3 Certegy shall maintain a customer service center to respond to telephone calls from Bancard and Financial Institutions regarding the Falcon service.

22.3.4 Upon receipt of a Falcon scored transaction that is deemed by Certegy, in its sole discretion, as being questionable under Falcon, Certegy will twice attempt to contact the applicable Financial Institution's cardholder within a 24 hour period, as well as block transactions on a card at any time, regardless of whether Certegy has been able to communicate with the cardholder or Financial Institution prior to such block, as contemplated by the then current Falcon operating procedures and subject to subsection 22.4 of this Agreement.

22.4. Disclaimer of Liability. Neither Certegy, HNC nor Bancard shall be responsible for any losses, damages, or liabilities of any kind or nature, whether in contract, tort (including negligence), strict liability or under any other theory, incurred by Financial Institutions, their agents, or any cardholders, caused by failures, inaccuracies or errors in Falcon's operation, failure of Falcon to detect fraudulent transactions or other claims associated with Falcon or the functions and services provided by Certegy, Bancard, or HNC with respect to the Falcon Services.

In no event shall Certegy, Bancard, or HNC be liable for indirect, special, incidental, or consequential damages including, but not limited to, lost profits incurred by Financial Institutions, their agents, or any cardholders in connection with the Falcon Services. Financial Institutions shall indemnify and hold Certegy, Bancard and HNC harmless from any liability of any kind or nature, fees (including reasonable attorneys' fees) and expenses resulting, directly or indirectly, from any claim by Financial Institution cardholders based upon the use of Falcon Services. Certegy, for itself and on behalf of Bancard and HNC, disclaims all warranties with respect to the Falcon Services provided pursuant to this section, both express and implied including, but not limited to, any implied warranty of merchantability and warranty of fitness for a particular purpose.

The Falcon Services are provided "as is" with no warranties or representations by any party.

22.5. Ownership of Computer Programs and Related Documentation; Disposal of Records. All computer programs and related documentation used or supplied by Certegy and/or HNC to provide Bancard and Financial Institutions with access to Falcon are subject to the proprietary rights of Certegy and HNC respectively, as well as the confidentiality provisions of this Agreement. This section shall in no way be construed to grant any right, license or authorization to Bancard or to any Financial Institution to use the computer programs and/or related documentation used or supplied by Certegy or HNC for any purpose except as permitted herein.

22.7 Trademark Usage. Bancard, on its own behalf and as agent for each Financial Institution, shall not utilize trademarks of either Certegy or HNC (the "Marks") without first receiving Certegy's prior written consent and identifying the Mark as owned by Certegy or HNC, as applicable. HNC's Marks include, without limitation, FalconTM, Falcon Debit TM, Falcon Expert Reason TM, ReporterTM and DeployNetTM. Bancard's and Financial Institution's use of the Marks shall be in accordance with Certegy's and HNC's trademark usage policies in effect from time to time, as applicable. Nothing contained herein shall give Bancard or any Financial Institution any interest in any Marks.

22.8 Confidentiality of Falcon. Bancard, on behalf of itself and all Financial Institutions, and Certegy, each agrees to hold in strictest confidence any information and material which is related to the other party's business, software systems or information and material which is designated as proprietary and confidential herein or otherwise, by any party in connection with the

Falcon Services. Such information shall be treated as Confidential Information. Neither party nor any Financial Institution shall use such Confidential Information of the other party other than for the specific purposes of the Falcon Service. Confidential Information shall also include information obtained by HNC directly from each Financial Institution, pursuant to Financial Institution's participation in the Consortium, through Bancard, or otherwise. Each party's obligations of confidentiality under this section shall survive the expiration or earlier termination of this Agreement. Without limiting the generality of the foregoing, Certegy and Bancard, for itself and each Financial Institution, agree:

(a) Not to disclose or permit any other person or entity access to any Confidential Information, except that such disclosure or access shall be permitted to any employee, agent, representative or independent contractor of such party requiring access to the same in the course of his or her employment or services to the extent reasonably required to carry out the purposes of the Falcon Service;

(b) To ensure that its employees, agents, representatives, and independent contractors who are given access to any Confidential Information of the other party are advised of the confidential nature of such information and are precluded from taking any action prohibited under section 11.0 herein;

(c) Not to alter or remove any identification, copyright or proprietary rights notice which indicates the ownership of any part of any Confidential Information of another party;

(d) To notify the other party promptly and in writing of the circumstances surrounding any possession, use or knowledge of any Confidential Information of the other party by any person or entity other than those authorized by this Agreement; and For purposes of this section 22.8 only, the term "Certegy" shall include both Certegy and HNC. Certegy represents and warrants to Bancard that, by the terms of its agreement with HNC, HNC is subject to the confidentiality obligations set forth in this section 22.8.

22.9. Use of Falcon; Termination of Falcon Use. Bancard shall require each credit card issuing Financial Institution to use Falcon during the Renewal Term(s) of this Agreement. Certegy may terminate the Falcon Services and Financial Institutions' use of Falcon if Certegy's agreement with HNC is terminated for any reason, by providing written notice to Bancard and each Financial Institution utilizing Falcon under this Agreement. In such event, Certegy will use its best efforts to replace the Falcon Services with another provider on terms and conditions satisfactory to Bancard.

23.0 Special Programming.

23.1 During the Renewal Term, Certegy shall make programming time available to Bancard, at a maximum rate of 1,500 hours per year, cumulative to a maximum of 4,000 hours, to implement additional system features and functions (the "Modifications") to the Program Services provided by Certegy to Financial Institutions. Certegy's duties under this section shall terminate in the event Bancard provides notice of nonrenewal pursuant to section 20.1.

23.2 Within 30 days after receiving written notice from Bancard requesting a Modification (the "Modification Request"), Certegy will provide written notice to Bancard regarding whether or not the Modification can be made. Any Modification Request should include a written description of the proposed Modification.

23.3 Certegy expressly reserves the right to assign any Modification for completion to the appropriate skill required.

23.4 No right, title, license or other interest is conveyed to Bancard as a result of or in the Modifications. The exclusive right of ownership, including industrial ownership and literary and artistic ownership, relating to the Certegy system and any Modification is, and shall remain, the exclusive property of Certegy. To the extent that Bancard may, under applicable law, be entitled to claim an ownership interest in the Modifications, Bancard assigns, transfers, grants, conveys, and relinquishes exclusively to Certegy, without the necessity of further consideration, all of its right, title and interest in the Modifications.

24.0 Users Group Meetings. Certegy will support and help fund up to five (5) state/regional Bancard Users group meetings each calendar year. This includes Certegy's commitment to the current number of sessions and includes the cost of the meeting rooms, meals, AV equipment and other hotel expenses. Certegy will continue to host the Merchant Focus Group and the Bankers Banks meetings in St. Petersburg and reimburse for one person per institution for two nights of hotel expense. Certegy will continue to supply trainers for the seminars and will provide a Relations representative when available or when there are at least 15 Financial Institutions in attendance.

25.0 Financial Institution Benefit Association. Bancard agrees that it shall sign a Financial Institution Benefit Association, Inc. ("FIBA") Membership Agreement in the form attached hereto as Exhibit 3, on behalf of itself and the Financial Institutions. Bancard agrees to require that each Financial Institution be bound by the terms of the FIBA Membership Agreement and that each shall be a Sponsoring Member of FIBA as that term is defined in the FIBA Membership Agreement. Each Financial Institution, as a Sponsoring Member of FIBA, can make available to its customers any of the benefits of FIBA membership by signing individual FIBA Riders to the FIBA Membership Agreement.

26.0 Legal Compliance and Indemnification.

26.1 Sample Forms. As a convenience to Bancard and the Financial Institutions which issue VISA or MasterCard credit cards, Certegy shall provide to Bancard for the Financial Institutions samples of (i) applicable terms and conditions of credit card issuance and use; and (ii) required federal Truth-In-Lending disclosures. All sample forms are provided with no express or implied representation or warranty as to their compliance with applicable state or federal law or appropriateness for use by Financial Institutions, and Financial Institutions shall have the responsibility for overall approval of such materials.

26.2 Financial Institution Responsibility. Bancard will require that each Financial Institution is responsible for its compliance with all laws, rules and regulations applicable to their performance of operations of its VISA and/or MasterCard program including, without limitation, usury laws, the Truth-In-Lending, Fair Credit Billing, Fair Credit Reporting, Equal Credit Opportunity, and Electronic Funds Transfer Acts, and all rules and regulations promulgated thereunder, and all applicable state laws and regulations. Each party shall cooperate and shall use its best efforts to facilitate Financial Institutions' compliance.

26.3 Indemnification by Bancard. Bancard agrees to defend, indemnify and hold harmless Certegy, its affiliates, subsidiaries, successors and assigns, and its and their stockholders, officers, directors, employees and agents, and to require all Financial Institutions to defend, indemnify and hold Certegy harmless from and against all liabilities, claims, damages, losses or expenses, including attorneys' fees, which arise out of, or in connection with, any failure of Bancard or the Financial Institutions, as the case may be, to comply with all applicable laws, rules and regulations including, without limitation, all disclosures and other requirements under the federal Truth-In-Lending Act, which indemnity shall be effective regardless of whether a Financial Institution uses any forms or other materials supplied by Certegy; provided, however, that Bancard and the Financial Institutions shall have no liability for negligent acts or omissions by Certegy, its employees, agents or representatives.

26.4 Indemnification by Financial Institution. Bancard shall require each Financial Institution to defend, indemnify and hold both Bancard and Certegy harmless from and against any and all liabilities, claims, damages, losses or expenses, including attorneys' fees, which arise out of or in connection with, the transfer of any data or the performance of any vendor, as contemplated by section 3.2 of this Agreement. Notwithstanding anything to the contrary in this section 26.0, each Financial Institution shall be solely responsible for providing any and all required debit card disclosures and forms to its customers. Each Financial Institution shall be solely responsible for compliance with all applicable laws, rules, and regulations applicable to all aspects of the operations of its VISA debit card programs, regardless of whether Financial Institution uses any forms or other materials supplied by Certegy.

26.5 Indemnification by Certegy. Certegy agrees to defend, indemnify and hold harmless Bancard, its affiliates, subsidiaries, successors and assigns and its and their stockholders, officers, directors, employees and agents from and against all liabilities, claims, damages, losses, expenses and fees, including attorneys' fees, which arise out of or in connection with any failure of Certegy to comply with all laws, rules and regulations applicable to it pursuant to the provisions of this Agreement or the standards established by Visa and MasterCard, including the transfer of data as contemplated by section 3.2 of this Agreement.

26.6 Limitation on Indemnities. Indemnities under this section 26.0 shall be in addition to any right of indemnification or other rights or remedies which any party may otherwise have under this Agreement or applicable law.

27.0 Limitations on Damages. In any action by one of the parties against the other arising from performance, or the failure of performance, or in connection with the indemnity provisions of this Agreement, damages, liabilities, costs, losses, expenses, claims and fees will be limited to direct money damages, losses, expenses, costs, fees, including attorneys' fees, and statutory penalties, if any imposed, in an amount not to exceed such amount actually incurred by the party. In no case will one party be responsible to another for special, incidental, consequential or exemplary damages, except as a result of a willful breach of this Agreement.

28.0 Distribution to Financial Institutions. Within thirty (30) days after the execution of this Agreement by both parties, Bancard shall distribute copies of this Agreement to all Financial Institutions by certified mail or by courier, and shall obtain a receipt for each delivery, and shall advise each that (a) this Agreement supersedes the 1994 Renewal Agreement, as amended, (b) each of them is bound by the relevant provisions of this Agreement in accordance with section 2 of their Financial Services Agreement with Bancard, and (c) the term of their Financial Services Agreement remains concurrent with the Renewal Term.

29.0 Agent Bank Agreements. Bancard shall require each Financial Institution that enters into agreements with other financial institutions ("Agent Banks") whereby, among other things, the Agent Bank shall agree to (a) make Financial Institution's VISA and/or MasterCard card available to its customers and/or (b) enroll merchants in Financial Institution's merchant program, to be a party to a written agreement with Bancard ("Agent Bank Agreement"). Bancard shall require that each Agent Bank be a party to an Agent Bank Agreement. The Agent Bank Agreement shall require that the Financial Institution obtain the signature of each Agent Bank as a party to that Agreement prior to commencement of services to that Agent Bank. The Agent Bank Agreement also shall provide that the Financial Institution is, and shall remain, fully responsible for the selection, monitoring and financial responsibility of the Agent Banks and for their compliance with the terms of the Financial Services Agreement and this Agreement, as applicable, in the same manner and to the same extent as Financial Institution. The Agent Bank Agreement also shall contain the agreement of each Agent Bank that shall enroll merchants in Financial Institution's merchant program to indemnify and hold harmless Certegy [under language comparable to that in section 8.4 above] with respect to Sales Drafts which arise from transactions from merchants enrolled by Agent Bank in Financial Institution's merchant program.

30.0 Guarantees of Certegy Inc. The Guarantee and Indemnity of Certegy Inc., currently in effect, which guarantees the full and faithful performance by Certegy of all its obligations under the 1994 Renewal Service Agreement which result from, or arise out of, employee dishonesty, and indemnifies Bancard and Financial Institutions against liability, loss or damage resulting therefrom, shall remain in full force and effect in accordance with its terms.

31.0 No Waiver. No action taken pursuant to this Agreement by either party shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant, obligation or agreement contained in this Agreement, and shall not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

32.0 Force Majeure. In the event Certegy is unable to timely perform its obligations hereunder due to causes that are beyond its control, including without limitation, strikes, riots, earthquakes, epidemics, war, fire, or any other catastrophe rendering its data processing center wholly or partially inoperable, Certegy shall not be liable for any loss or damage which results to Bancard, Financial Institutions or their customers.

33.0 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

34.0 Entire Agreement; Construction. This Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement, and any and all other prior agreements, understandings, or representations are hereby terminated and cancelled in their entirety and are of no further force and effect. This Agreement shall not be construed more strongly against either party regardless of which is more responsible for its preparation.

35.0 Modification or Amendments. Except as otherwise provided for herein, no amendment or modification of this Agreement shall be valid unless in writing and signed by all of the parties hereto.

36.0 Assignment. Bancard may freely assign its rights and obligations hereunder to any organization which is majority owned directly or indirectly by the Independent Community Bankers of America. Upon any such intended assignment, Bancard shall provide Certegy with advance notice. In no event shall such an assignment or transfer be deemed a termination for purposes of section 4.0 hereof. Otherwise, neither Certegy nor Bancard may assign its rights or obligations hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld. Any unauthorized assignment shall be void.

37.0 Notices. Any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing and shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice, demand or other communication be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice, demand or other communication be given by mail, such shall be conclusively deemed given forty-eight (48) hours after the deposit thereof in the United States mail addressed to the party to whom such notice, demand, or other communication is to be given as hereinafter set forth:

To Certegy: Certegy Card Services, Inc.
11720 Amberpark Drive
Alpharetta, GA 30004
Attention: Lee A. Kennedy
President and CEO

With a Copy To:
To Bancard:
With a Copy To:

38.0. Attorneys' Fees. In the event any action be instituted by a party to enforce any of the terms and provisions contained herein, the prevailing party in such action shall be entitled to such reasonable attorneys' fees, costs and expenses as may be fixed by the Court.

39.0. Captions. The section captions in this Agreement are for convenience only and shall not bear on the interpretation of the terms of this Agreement. IN WITNESS WHEREOF, the parties hereto have executed this 2003 Renewal Service Agreement as of the Effective Date.

ICBA BANCARD, INC.,
a Delaware corporation


By: /s/ Linda F. Echard
    ---------------------------------
    Linda F. Echard,
    President and CEO
    Certegy Law Department

11601 Roosevelt Blvd. TA-41
St. Petersburg, FL 33716-2202
Attention: Norman E. Gamble

ICBA Bancard, Inc.
Suite 400
2107 Wilson Boulevard
Arlington, VA 22201
Attention: Linda F. Echard
President

Powell, Goldstein, Frazer & Murphy LLP
1001 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
Attention: Leonard J. Rubin, Esq.

CERTEGY CARD SERVICES, INC.,
a Florida corporation


By: /s/ Lee Kennedy
    ---------------------------------
    Lee A. Kennedy,
    President and CEO

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                         2003 RENEWAL SERVICE AGREEMENT

                                    EXHIBIT 1

                                SCHEDULE LISTING

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 1
                                SCHEDULE LISTING

Schedule A   Full Service Credit Card Services and Fees

Schedule B   Services and Fees for Self-Administered Credit Card Programs

Schedule C   Price List For Direct Processing Merchant Services

Schedule E   Signature Based Debit Card and In-House/Pass-Through Credit Card
             Services and Fees

Schedule F   Debit Card including PIN and ATM Services and Fees

Schedule G   Commercial Card Processing Services and Fees

Schedule I   Terms and Fees for Certegy E-Banking Software and Services

Schedule J   Price List for Stored Value Card Processing Services

Schedule K   Service and Fees for Full Service BASE2000 Credit Card Processing

Schedule L   Services and Fees for Self-Administered BASE2000 Credit Card
             Programs

Exhibit 1

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                                   SCHEDULE A

                   FULL SERVICE CREDIT CARD SERVICES AND FEES

                            EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

1.   PLASTICS

     1.1  EMBOSSING. (excluding plastic and postage/delivery) Includes:

          a.   Embossing and encoding of plastic

          b.   Card Carrier

          c.   Envelope

          d.   Inserting of plastic

          e.   Inserts with card carriers

               -    One time set-up fee                                      [*]

               -    One time additional set-up fee per card type             [*]

               -    Insert set-up fee (daily per set-up)                     [*]

               -    Per insert                                               [*]

     [*]

     1.2  PIN GENERATION-REGULAR. (excluding postage/delivery) includes:

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.3  IVR PIN CUSTOMIZATION. Includes IVR call:                          [*]

     1.4  RETURNED PLASTICS. (excluding postage/delivery) This fee applies
          when plastic is returned to Certegy. Includes:                     [*]

          a.   Handling of return mail                                       [*]

          b.   Sending mailer, plastic and returned envelope to Financial
               Institution via certified mail.                               [*]

     1.5  SPECIAL REQUESTS. (excluding plastics and postage/delivery)
          Includes:                                                          [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. "Walk through" of plastic to insure 24-hour turnaround on normal business days

     1.6  CARD ACTIVATION. (Optional Service)

          The following fee schedule will apply per credit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]


Schedule A                                                           Page 1 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

2.   MASTER FILE MAINTENANCE.

     2.1  NEW ACCOUNTS. Includes:

          a.   On-Line data capture of all new account information           [*]

          b.   CardSource(R) data capture and downloading of all new account
               information to permanent file                                 [*]

     2.2  FILE CHANGES.

          a.   On-line data capture of all changes to the cardholder
               accounts                                                      [*]

          b.   CardSource(R) data capture and down-loading of all file changes
               to permanent file                                             [*]

     2.3 RECORD RETENTION. Computer storage during all or any portion of a month of each credit card account issued by Financial Institution (including charged-off accounts) that appear on Financial Institution's master file maintained by Certegy, as well as the
          capturing of all transactions                                      [*]

          [*]

     2.4  SPECIAL CHANGES. (Those taken by phone requiring immediate attention)
          Includes:                                                          [*]

          a.   All items under "file changes"

          b.   "Walk through" of change to insure immediate input

          c.   Temporary credit increases

3.   CUSTOMER SERVICE.

     3.1 TOLL-FREE CUSTOMER SERVICE ACCESS. (Optional Service) Providers for printing of toll-free phone number on Financial Institution's statement and access to customer service via toll-fee phone number.
          This fee applies to ad accounts on file.                           [*]

     3.2  HIGH-VOLUME CARD CUSTOMER SERVICE FEE. (Optional Service)          [*]

          This fee will apply to any card program targeted to a customer segment that generates a high volume of customer service calls,
          (i.e. secured cards, sub-prime or any high fee/low credit line
          program)                                                           [*]

     3.3  PREMIUM CUSTOMER SERVICE.                                          [*]

     3.4  VIP CUSTOMER SERVICE.                                              [*]

Schedule A                                                           Page 2 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

     [*]

4.   COMPUTER PRINTOUTS.

     4.1  NOTICES. Includes:                                                 [*]

          a.   Printing of Notice, including post mailers

          b.   All forms

     4.2  REPORTS - PAPER. (Per month per Financial Institution BIN/ICA)
          Includes Cardholder Package.                                       [*]

5.   CREDIT CARD AUTHORIZATION FEE. Applies to each authorization request.   [*]

6.   TRANSACTION POSTING FEE.

     a.   Certegy provides customer service functions.

     b. Charge applicable to sales purchases, returns, cash advances and payments (including lockbox services).

          [*]

7. PAYMENTS. Includes ACH & remote entry payment only; all other payments processed by Certegy are billed under the transaction posting fee. Certegy manages ACH files, rejected items, processing and posting of payments. [*]

8.   PREMIER STATEMENT PREPARATION. Includes:

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling of statements

     d.   Customization fee (including addition of logo's)                   [*]

9.   SPECIAL STUTTERS FOR STATEMENTS. Includes physical stuffing of additional
     promotional pieces in with the monthly statement.                       [*]

10.  MESSAGES FOR STATEMENTS. (per Financial Institution) Includes:

     a.   Automatic messages (all Financial Institutions)                    [*]

     b.   Customized messages                                                [*]

----------
* All prices effective January 1, 2004, except: 1) those not changed and 2) those that become effective September 1, 2002, which are indicated by a (#).

Schedule A                                                           Page 3 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

11. LOST/STOLEN CARD STATUSING. Includes Certegy taking call and statusing [*] account.

12.  AUDIT CONFIRMATIONS. (excluding postage) Includes:                      [*]

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Financial Institution per audit request                             [*]

13.  STANDARD TAPE AND NAME/ADDRESS LABELS.                                  [*]

14.  CREDIT BUREAU REPORTING. (Per month per Financial Institution per       [*]
     Credit Bureau) Includes creating tape and forwarding to the Credit
     Bureau designated by Financial Institution.

15.  SPECIAL-SERVICES.                                                       [*]

16.  [*]                                                                     [*]

17.  [*]                                                                     [*]

18.  [*]                                                                     [*]

19.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATIONS SET-UP FEE.                [*]

20.  ON-SITE INSTITUTION TRAINING. (at customer's request)                   [*]

21.  SEMINARS. Seminars provided from time to time on a variety of card      [*]
     processing subjects.

22.  ASSOCIATION MANAGEMENT FEES. This fee will apply to each incoming and   [*]
     local-to-local sales purchase, return, and cash advance.

23.  CARDSOURCE(R) MAINTENANCE FEE. Includes:                                [*]

     a.   On-going software maintenance

     b.   New software releases

     c.   Daily customer support

----------
* All prices effective January 1, 2004 except: 1) those not changed and 2) those that became effective September 1, 2002, which are indicated by a *. Schedule A*

Schedule A                                                           Page 4 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

24.  CARDSOURCE(R) COLLECTIONS MODULE.

     a.   One time set-up fee                                                [*]

     b.   Monthly maintenance fee                                            [*]

25.  ON-LINE COLLECTION SYSTEM.

     25.1 MONTHLY SERVICE CHARGE. Provides interface with Collection         [*]
          Management System

     25.2 RECORD RETENTION. Per account per month fee on the Collection      [*]
          Management System (Financial Institution parameter driven)

     25.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-line Collection    [*]
          system.

26.  ONLINE COLLECTION SYSTEM LETTERS. (excluding postage/delivery)          [*]
     Includes:

     a.   Standard Letter Services

     b.   Customer Letter Services

     c.   Printing of Letters

     d.   All Forms

27. INTERFACE TO THIRD PARTY PROCESSORS. Providing a daily transmission of cardholder data to the Financial Institution or the Financial Institution's authorized processor.

     27.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     27.2 MONTHLY MAINTENANCE FEE.                                           [*]

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     27.3 TRANSACTION FEE. Assessed on each posted transaction.

          [*]


Schedule A                                                           Page 5 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

28.  MYCARDSTATETMENT.COM (Optional Service)

     MyCardStatement.com is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice online.

     [*]

     [*]

29.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program monthly per bank fee                    [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]

30.  READI REVIEW. SM (Optional Service)

     Separate Agreement Required Readi-Review SM Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review SM Plus is available in two options, the Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue - provides critical information to manage opportunities and risks within a portfolio.

31.  E-REPORTS.

     [*]

32.  MANUALS/CD-ROM.

     Annual Subscription                                                     [*]


Schedule A                                                           Page 6 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

33.  EXTENDED ON-LINE STATEMENT HISTORY. (Optional Service)

     Provides on-line statement history viewing. Fee is per account per month

     [*]                                                                     [*]

34.  FRAME RELAY.

35. PASS THROUGH FEE ITEMS. (Note: Pass Through Fee Items are not included in monthly minimum totals) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to Institution.

     35.1 COMPUTER REPORTS - MICRO FICHE. Includes:

          a.   Cardholder Package, per month per financial institution       [*]
               BIN/ICA

          b.   Business Card Package, per month per Financial Institution    [*]
               BIN/ICA

     35.2 COURIER. Includes:                                                 [*]

          a.   All cost of courier for delivery of media or reports to and   [*]
               from Financial Institution.

          b.   If U.S. mail is used, all postage costs are borne by          [*]
               Financial Institution.

     35.3 POSTAGE. Includes all first class postage associated with mailing [*] of plastics, statements, notices or other mailings requested by Financial Institution.

     35.4 POSTAGE PRE-SORT REBATE. (Qualifying Items)                        [*]

          This is a rebate to Financial Institution for current first class [*] rate for qualifying statements, as identified by Certegy.

     35.5 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. VISA/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed warning bulletin for regions outside the U.S.

     35.6 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

          Both MasterCard and VISA rules require the processor to provide copies of original and microfilmed transactions. The cost of producing the copies is covered by a fee schedule. Certegy's fees for performing those tasks will be in conformity with the currently published schedule. Currently,

              Original   Copy   Electronic/Facsimile
              --------   ----   --------------------
VISA             [*]      [*]            [*]
Master Card      [*]      [*]            [*]

     35.7 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES.

          Financial Institution shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder service provided to the card-issuing members (e.g., "Please Call" fees).

     35.8 CARDSOURCE(R) MONTHLY TRANSMISSION COSTS. Includes receiving and
          transmitting data, per transaction.                                [*]


Schedule A                                                           Page 7 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE A
                   FULL SERVICE CREDIT CARD SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

     35.9 ULTRAGRAPHICS LOGO SETUP FEE FOR PLASTIC EMBOSSING.

          a.   Camera Ready Artwork                                          [*]

          b.   Non-camera ready artwork                                      [*]


Schedule A                                                           Page 8 of 8

                           CERTEGY CARD SERVICES, INC.

                                  ICBA BANCARD

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE B

          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS

                            EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

1.   PLASTICS.

     1.1  EMBOSSING. (excluding plastic and postage/delivery) Includes:      [*]

          a.   Embossing and encoding of plastic                             [*]

          b.   Card Carrier                                                  [*]

          c.   Envelope                                                      [*]

          d.   Inserting                                                     [*]

     1.2  PIN GENERATION - REGULAR. (excluding postage/delivery) Includes:   [*]

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.3  PIN GENERATION - USER SELECT. (excluding postage/delivery)
          Includes:

          a.   PIN Mailer                                                    [*]

          b.   File Update                                                   [*]

     1.4  SPECIAL REQUESTS. (excluding plastics and postage/delivery)
          Includes:

          a.   All items listed under "Embossing."                           [*]

          b.   Receipt and handling of request.                              [*]

          c.   "Walk-Through" of plastic to insure 24 hour turnaround on
               normal business days                                          [*]

     1.5  CARD ACTIVATION. (Optional Service)

          The following fee schedule will apply per credit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

2.   MASTER FILE MAINTENANCE.

     2.1  NEW ACCOUNTS. Includes:

          a.   Off-Line                                                      [*]

               (i)  Data capture of all new account information from new     [*]
                    account form

               (ii) Visual verification of all data entered to insure        [*]
                    accuracy

          b.   On-Line - Data capture of all new account information         [*]


Schedule B                                                           Page 1 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

6.   PAYMENTS.                                                               [*]

     Includes ACH & remote entry payment only; all other payments processed by Certegy are billed under the transaction posting fee. Certegy manages ACH files, rejected items, processing and posting of payments.

7.   STATEMENT PREPARATION. Includes:                                        [*]

     a.   Preparation of cardholder statements monthly

     b.   All forms and envelopes for statements

     c.   Inserting and handling statements

8.   SPECIAL STUFFERS FOR STATEMENTS.                                        [*]

     Includes physical stuffing of additional promotional pieces in with the
     monthly statement                                                       [*]

9.   MESSAGES FOR STATEMENTS. (per Financial Institution) Includes:

     a.   Automatic messages (all Financial Institutions)                    [*]

     b.   Customized messages                                                [*]

10.  LOST/STOLEN CARD STATUSING.                                             [*]

     Includes Certegy taking call and statusing account

11.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request
          (Per Financial Institution per audit request.)                     [*]

     b.   Per account confirmation                                           [*]

12.  STANDARD TAPE AND NAME/ADDRESS LABELS.                                  [*]

13.  CREDIT BUREAU REPORTING. (Per month per Financial Institution per
     Credit Bureau) Includes creating tape and forwarding to the Credit
     Bureau designated by Financial Institution                              [*]

14.  SPECIAL SERVICES.                                         Quoted Separately

15.  [*]

16.  [*]

17.  [*]


Schedule B                                                           Page 3 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

18.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATION SET-UP FEE.                 [*]

19.  ON-SITE INSTITUTION TRAINING. (at customer's request)                   [*]

20.  SEMINARS.                                                               [*]

     Seminars provided from time to time on a variety of card processing
     subjects.                                                               [*]

21.  ON-LINE COLLECTION SYSTEM.                                              [*]

     21.1 MONTHLY SERVICE CHARGE. Provides interface with Collection
          Management System.                                                 [*]

     21.2 RECORD RETENTION. Per account per month fee on the Collection
          Management System (Financial Institution parameter driven)         [*]

     21.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          System.                                                            [*]

22.  ON-LINE COLLECTION SYSTEM LETTERS. Includes:                            [*]

     a.   Standard Letter Services

     b.   Customer Letter Services

     c.   Printing of Letters

     d.   All Forms

23. INTERFACE TO THIRD PARTY PROCESSORS. Providing a daily transmission of cardholder data to the Financial Institution or the Financial Institution's authorized processor.

     23.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     23.2 MONTHLY MAINTENANCE FEE.                                           [*]

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     23.3 TRANSACTION FEE. Assessed on each posted transaction

          [*]


Schedule B                                                           Page 4 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

24.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     24.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ONLINE ENTRY.         [*]

     24.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     24.3 CERTEGY BASIC BILLING ERROR SERVICES.

          All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution to maintain account and communicate with cardholder:

          [*]

     24.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

          [*]

     24.5 CERTEGY FRAUD SERVICES.                                            [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims.

25.  SELF-ADMINISTERED BANK TELEPHONE CUSTOMER SERVICE. (Optional Services)

     25.1 AFTER HOURS TELEPHONE CUSTOMER SERVICE.                            [*]

          Includes telephone customer service outside of normal business hours. After hours customer service is provided 5:00 p.m. to 7:00 a.m. Monday through Friday and 7:00 a.m. to 9:00 p.m. Saturday. Closed on Sunday.

     25.2 HIGH-VOLUME CARD CUSTOMER SERVICE FEE.                             [*]

          This fee will apply to after hours customer service for any program targeted to a customer segment that generates a high volume of customer service calls (i.e. secured cards, sub-prime or any high fee/low credit line program).


Schedule B                                                           Page 5 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

     25.3 TOLL-FREE CUSTOMER SERVICE ACCESS.                                 [*]

          Provides for printing of toll-free phone number on Financial Institution's statement and access to after hours customer service via toll-free phone number. This fee applies to all accounts on file.

     25.4 PREMIUM CUSTOMER SERVICE.

          [*]

     25.5 VIP CUSTOMER SERVICE.

          [*]

26.  E-REPORTS. Includes:

     [*]

27.  MYCARDSTATEMENT.COM (Optional Service)

     MyCardStatement.com is a service that provides cardholders access to their credit card information via the Internet. Cardhold functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice online.

     [*]

28.  VERIFIED BY VISA and/or MasterCard SecureCode,

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer program monthly per bank fee                           [*]

     b.   MasterCard issuer program monthly fee                              [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]


Schedule B                                                           Page 6 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1,2004

29.  READI REVIEW.(SM) (Optional Service)                                    [*]

     Readi-Review(SM) Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(SM) Plus is available in two options, the Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue -provides critical information to manage opportunities and risks within a portfolio.

30.  NEURAL NETWORKS. (Optional Service)                                     [*]

     a.   Falcon(R)

     b.   CRIS

31.  MANUALS / CD-ROM.

     Annual Subscription                                                     [*]

32.  EXTENDED ON-LINE STATEMENT HISTORY. (Optional Service)

     Provides on-line statement history viewing, Fee is per account per month

     [*]                                                                     [*]

33.  FRAME RELAY.                                                            [*]

34.  DISPUTE MANAGEMENT SYSTEM.

     [*]

35. PASS THROUGH FEE ITEMS. (Note; Pass THROUGH Fee ITEMS ARE NOT INCLUDED IN MONTHLY minimum totals.) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to the Institution.

     35.1 COMPUTER REPORTS - MICRO FICHE (Per month per Financial Institution BIN/TCA) Includes:

          a.   Cardholder Package                                            [*]

          b.   Business Card Package                                         [*]


Schedule B                                                           Page 7 of 8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE B
          SERVICES AND FEES FOR SELF-ADMINISTERED CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

     35.2 COURIER. Includes:                                                 [*]

          a. All cost of courier for delivery of media or reports to and from Financial Institution

          b. If U.S. Mail is used, all postage costs are borne by Financial Institution.

     35.3 POSTAGE.                                                           [*]

          Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by
          Financial Institution.                                             [*]

     35.4 POSTAGE PRE-SORT REBATE, (Qualifying Items)                        [*]

          This is a rebate to Financial Institution for current first class rate for Qualifying statements, as identified by Certegy.

     35.5 ELECTRONIC WARNING BULLETIN LISTINGS. Includes                     [*]

          a. VIS A/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed Warning Bulletin for regions outside the U.S.

     35.6 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

          Both MasterCard and VISA rules require the processor to provide copies of original and microfilmed transactions. The cost of producing the copies is covered by a fee schedule, Certegy's fees for performing those tasks will be in conformity with the currently published schedule. Currently,

             Original   Copy   Electronic /Facsimile
             --------   ----   ---------------------
VISA            [*]      [*]           [*]
MasterCard      [*]      [*]           [*]

     35.7 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES.

          Financial Institution shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder service provided to the card issuing members (e.g., "Please Call" fees),

     35.8 ULTRA GRAPHICS LOGO SETUP FEE FOR PLASTICS EMBOSSING.

          a.   Camera Ready Artwork                                          [*]

          b.   Non-camera ready artwork                                      [*]


Schedule B                                                           Page 8 of 8

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE C

               PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES

                             EFFECTIVE JUNE 1, 2003

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE C
               PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                             EFFECTIVE JUNE 1, 2003

1.   CERTEGY OBLIGATIONS. During the term of this Agreement, Certegy shall:

     1.1  Activate new merchant accounts;

     1.2  Produce station plates for imprinters;

     1.3 Sell Imprinters to Financial Institutions as requested (the purchase price of imprinters purchased by Financial Institutions shall be paid directly to Bancard or Certegy as directed);

     1.4  Provide instruction on related procedures;

     1.5  Provide authorization service, 24 hours per day, 7 days per week;

     1.6  Train the employees of Financial Institutions as requested;

     1.7 Provide record retention of paper drafts or copies of drafts deposited by merchants;

     1.8 Provide merchant accounting services including discount calculation and preparation of debit and credit advices as needed;

     1.9  [*]

     1.10 [*]

     1.11 Assist Financial Institution by monitoring deposits of Visa and MasterCard transactions using various variance parameters which generate exception reports used to detect, in some cases, possible fraud and other irregularities and notify Financial Institution of possible fraud or other irregularities that are detected. Certegy will use reasonable diligence in providing this service but in no event will Certegy be liable for any losses resulting from merchant deposits.

2. BANCARD AND FINANCIAL INSTITUTION OBLIGATIONS During the term of this Agreement, Bancard and/or Financial Institution shall:

     2.1 Bear all losses resulting from a merchant's credit card transactions including, but not limited to, questionable merchant activity, merchant fraud, uncollected chargebacks and bankruptcy claims;

     2.2  Provide all other services to merchants;

     2.3  Provide source data necessary to create the merchant file; and

     2.4 Provide its own supplies (e.g. sales slips, credit slips, deposit envelopes and clearing forms), which it may purchase from Certegy at cost plus freight.


Schedule C                                                           Page 1 of 5

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE C
               PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                             EFFECTIVE JUNE 1, 2003

3. FEES. Bancard shall be responsible for each Financial Institution paying Certegy the following fees:

     3.1  [*]

     [*]

     3.2 FILE RESIDENCY FEE. The tiered merchant file residency fees are set forth below.

          [*]

          Includes:

          a.   Computer Storage of Merchant Information

          b. Assisting Financial Institutions by monitoring deposits for fraud and other irregularities

          c. Processing, Printing, and Mailing of Monthly Paper Statement to the Merchant or Financial Institution.

          Includes:

               i.   Supply Costs

               ii.  Stuffing/Mailing Costs (Excluding Postage)

          d.   Daily & Month End ACH Settlement to the Merchant. Includes:

               i.   Processing Prenotes

               ii.  Preparation/Transmission of ACH Tape

               iii. Bank Service Charges

               iv. Production/Mailing of Direct Deposit Account Advices (Excludes Postage)

          e. Terminal Set-up and Support


Schedule C                                                           Page 2 of 5

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE C
               PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                             EFFECTIVE JUNE 1, 2003

     3.3  INTERNET REPORTING.

          a.   Internet Reporting for Financial Institution Includes:        [*]

               i. Online Access to Merchant Activity and other Merchant Information

               ii.  Online Portfolio and Risk Management Reporting

          b.   Internet Reporting for Merchant Includes:                     [*]

               i.   One User ID and Password

               ii.  Online Access to Merchant Activity

               iii. Online Access to Merchant Statements

     3.4  TELEPHONE AUTHORIZATION FEE.                                       [*]

     3.5  MERCHANT ENROLLMENT FEE.                                           [*]

     3.6 SUPPLIES. Cost of supplies, plus freight (sales slips, credit slips, deposit envelopes, and clearing forms);

     3.7  MERCHANT SET-UP FEE. Includes:                                     [*]

          a.   Completion of Merchant Management Information System ("MIS")

          b.   Entry of MIS Information into the System

     3.8  DIAL UP ACCESS(5)                                                  [*]

          Includes online access to the Merchant Management Information      [*]
          System for:

          a.   Merchant Set-ups/Cancellations

          b.   Merchant Profile Changes

          c.   Merchant Inquiries

     3.9  STATEMENT MESSAGE FEES. Includes:                                  [*]

          a.   Handling of Financial Institution Message Report              [*]

          b.   Printing of Message                                           [*]

     3.10 ACH RETURN FEE. Includes:                                          [*]

          a.   Accounting For ACH Returns

          b.   Processing Alternative Settlement Mechanism

          c.   Additional Prenote Processing


Schedule C                                                           Page 3 of 5

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                           EFFECTIVE JUNE 1, 2003

     3.11 E-REPORTS. Includes:

          a.   Monthly Merchant Statements                                   [*]

          b.   Monthly Merchant On-line Maintenance Activity Report

          c.   Merchant Profitability Reporting

     3.12 CHARGEBACK PROCESSING FEE. May include, as applicable:             [*]

          a.   Chargeback Logging & Tracking

          b.   Chargeback Research & Representment

          c.   Compliance Chargebacks

          d.   Arbitration on 2nd or 3rd Chargeback of same dispute

     3.13 EXCESSIVE CHARGEBACK FEE.                                          [*]

     3.14 PASS THROUGH FEES.

          3.14.1 POSTAGE - Includes all First Class Current First Class      [*]
                 Rates postage associated with mailing statements or other mailings requested by Financial Institution.

          3.14.2 COURIER                                                     [*]

          3.14.3 THIRD PARTY PROVIDER AUTHORIZATION/DRAFT CAPTURE FEES.
                 Includes:                                                   [*]

                 Fees charged by Third Party Authorization/ Draft Capture    [*]
                 Providers (e.g. Vital, Global, Concord, etc.) for providing electronic authorization and Draft Capture Services.

          3.14.4 MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES    [*]

                 Financial Institution shall be responsible for all MasterCard and VISA fees, dues and assessments related to merchants signed through Financial Institution.

     3.15 AUDIT ASSISTANCE FROM CERTEGY.                                     [*]

     3.16 ON-SITE TRAINING. At customer's request and subject to staff
          availability.                                                      [*]

          Financial Institution must cover all out-of-pocket expenses such as airfare, lodging and meals.

     3.17 CUSTOM PROGRAMMING/DEVELOPMENT.                                    [*]


     3.18 [*]


Schedule C                                                           Page 4 of 5

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE C
             PRICE LIST FOR DIRECT PROCESSING MERCHANT SERVICES
                           EFFECTIVE JUNE 1, 2003

Footnotes:

[*]


Schedule C                                                           Page 5 of 5

                         CERTEGY CARD SERVICES, INC.

                             ICBA BANCARD, INC.

                       2003 RENEWAL SERVICE AGREEMENT

                                 SCHEDULE E

      SIGNATURE BASED DEBIT CARD AND IN-HOUSE/PASS-THROUGH CREDIT CARD
                              SERVICES AND FEES

                          EFFECTIVE JANUARY 1, 2004

                                                              (CERTEGY LOGO)

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule E
        Signature Based Debit Card, and In-House/Pass-Through Credit Card
                              Services and Fees
                          Effective January 1, 2004

1.   CARD ISSUANCE. (excluding plastic and postage/delivery)

     Charges for standard embossing, encoding, and mail preparation of plastic cards. Per item charge includes generic card carrier, envelope, embossing, encoding and mail preparation.

     1.1  TAPE OR TRANSMISSION                                               [*]

     1.2  PAPER DOCUMENT                                                     [*]

     1.3  PULL SERVICE                                                       [*]

     1.4  PRIORITY ISSUANCE (NEXT DAY)                                       [*]

     1.5  EMERGENCY ISSUANCE (SAME DAY)                                      [*]

     1.6  CARD ACTIVATION STICKERS:                                          [*]

          Institution using Certegy's Card Activation System                 [*]

          Institution NOT using Certegy's Card Activation System             [*]

*    PIN: Personal Identification Number                                     [*]

2.   CARD RECOVERY REWARDS.

     Rewards paid to merchants or Financial Institution for capturing
     revoked cards.                                                          [*]

3.   PIN GENERATION AND CHANGES. Includes:                                   [*]

     a. PIN generation, printing of a generic data mailer and preparation for mailing.

     b.   PIN changes via IVR                                                [*]

4.   POST MAILERS. (excluding postage/delivery)

     A data mailer prompting the cardholder to verify receipt of a recently [*] mailed card.

5.   CARD ACTIVATION (OPTIONAL SERVICE).

     The following fee schedule will apply per debit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

     [*]

6.   LOST/STOLEN CARD REPORT.

     800 number available to cardholders to report lost/stolen accounts, 24 [*] hours a day, 365 days a year.


Schedule E                                                           Page 1 of 6

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule E
      Signature Based Debit Card, and In-House/Pass-Through Credit Card
                              Services and Fees
                          Effective January 1, 2004

7.   MASTER FILE MAINTENANCE.

     7.1  NEW ACCOUNTS. Per account fee includes:

          a.   Off-line (Input at Certegy).                                  [*]

               (i)  Data capture of all new account information from new     [*]
                    account form

               (ii) Visual verification of all data entered to insure        [*]
                    accuracy

          b.   On-line (Batch from Institution)                              [*]

               (i)  Data capture of all new account information              [*]

     7.2  FILE CHANGES. Per change fee includes:                             [*]

          a.   Off-line                                                      [*]

               (i)  Data capture of all changes to the cardholder accounts   [*]
                    from master file change forms

               (ii) Visual verification to insure accuracy                   [*]

          b.   On-line                                                       [*]

               Data capture of all changes to the cardholder accounts

     7.3  FILE CHANGES/NEW ACCOUNT TRANSMISSION.                             [*]
          (for "velocity" Institutions)

     7.4  TRANSMISSION FILE HANDLING                                         [*]
          (for "positive balance update" Institution)

     7.5  FILE RESIDENCY. (for positive balance update Institution) Per      [*]
          account fee includes:

          a. Computer storage during all or any portion of a month of each debit card account issued by Financial Institution (including charged-off accounts) that appears on Financial Institution's master file maintained by Certegy as well as capturing all transactions and reports on microfilm or microfiche and retaining as required by law.

          b. Computer storage of individual Financial Institution and/or DDA service provider requirements.

     7.6  FILE RESIDENCY. (for velocity Institutions)                        [*]

          Includes:

          a. Computer storage during all or any portion of a month of each debit card account issued by Financial Institution (including charged-off accounts) that appears on Financial Institution's master file maintained by Certegy as well as capturing all transactions and reports on microfilm or microfiche and retaining as required by law.

          b. Computer storage of individual Financial Institution and/or DDA service provider requirements.

     7.7  SPECIAL CHANGES (those taken by phone requiring immediate          [*]
          attention). Per change fee includes:

          a.   All items under "file changes"

          b.   "Walk through" of change to insure immediate input


Schedule E                                                           Page 2 of 6

                           Certegy Card Services, Inc.
                               ICBA Bancard, Inc.
                         2003 Renewal Service Agreement
                                   Schedule E
        Signature Based Debit Card, and In-House/Pass-Through Credit Card
                                Services and Fees
                            Effective January 1, 2004

8. AUTHORIZATION REQUESTS. Includes handling of incoming authorizations against positive balance and velocity parameters residing at Certegy and ATM PIN requests.

     [*]

     The above tiers will be adjusted semi-annually.

9. MONETARY TRANSACTION PROCESSING FEE. Fee is applicable to purchases, returns, cash advance and credit vouchers.

     [*]

     The above tiers will be adjusted semi-annually.

10. VERIFIED BY VISA AND/OR MASTERCARD SECURECODE. Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuing program monthly per bank fee                          [*]

     b.   MasterCard issuing program monthly fee                             [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]

11.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     11.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ONLINE ENTRY.         [*]

     11.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     11.3 CERTEGY BASIC BILLING ERROR SERVICES.

          All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution to maintain account and communicate with cardholder:

          [*]


Schedule E                                                           Page 3 of 6

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule E
      Signature Based Debit Card, and In-House/Pass-Through Credit Card
                              Services and Fees
                          Effective January 1, 2004

     11.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

          [*]

     11.5 CERTEGY FRAUD SERVICES.                                            [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims

12.  OTHER FEES.

     12.1 CENTER TRANSACTION FILE REVERSALS AND RECREATIONS                  [*]

     12.2 ADDITIONAL TESTING                                                 [*]

     12.3 RESEARCH                                                           [*]

13.  IMPLEMENTATION REIMBURSEMENT FEES.                                      [*]

     One-time fee assessed to cover the costs of establishing the Financial Institution's control file, initial two days on-site training, initial set of forms and supplies, operating manuals and updates.

14.  FORMS AND SUPPLIES.                                                     [*]

15.  NON-GENERIC FORM. (set up only, plus current fee for form)              [*]

16.  SYSTEM MANUALS/CD ROM.                                                  [*]

17.  E - REPORTS.                                                            [*]

     [*]


Schedule E                                                           Page 4 of 6

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule E
      Signature Based Debit Card, and In-House/Pass-Through Credit Card
                              Services and Fees
                          Effective January 1, 2004

18.  TAPE HANDLING FEE.                                                      [*]

19.  ON-SITE TRAINING FOR CUSTOMER SERVICE                                   [*]
     (At Financial Institution's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Financial Institution).

20.  [*]

21.  [*]

22. AUDIT CONFIRMATIONS. (excluding postage) This per Financial Institution per audit request fee includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

23.  NEURAL NETWORK MONITORING: CRIS and/or Falcon(R) (optional service)     [*]


Schedule E                                                           Page 5 of 6

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule E
      Signature Based Debit Card, and In-House/Pass-Through Credit Card
                              Services and Fees
                          Effective January 1, 2004

24.  DISPUTE MANAGEMENT SYSTEM.

     a.   [*]

     b.   [*]

25. PASS-THROUGH FEE ITEMS. (Note: Pass Through Fee Items are not included in monthly minimum totals.) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to the Institution.

     25.1 COMPUTER REPORTS - MICRO FICHE. Includes:

          a.   Cardholder Package, per month per financial institution       [*]
               BIN/ICA

          b.   Business Card Package, per month per Financial Institution    [*]
               BIN/ICA

     25.2 POSTAGE AND COURIER EXPENSES.
          Cards, mailers and report/microfiche                               [*]

     25.3 ISSUER'S REIMBURSEMENT FEES.                                       [*]

          Income earned by the Financial Institution based on published Visa/MasterCard rates for transactions.

     25.4 RETRIEVAL REQUEST FULFILLMENT FEE.                                 [*]

          Photocopy, facsimile draft of original of sales draft, or credit voucher

     25.5 VISANET/BANKNET AND BASE II/NET.                                   [*]

     25.6 CARD ASSOCIATION.                                                  [*]

          MasterCard International and Visa U.S.A. Inc. fees, dues and assessments paid by Certegy for transactions incurred for or on behalf of Financial Institution.

     25.7 SPONSORSHIP.                                                       [*]

          Sponsorship into MasterCard International, Visa U.S.A. Inc. and/or Regional/National Networks.


Schedule E                                                           Page 6 of 6

                         CERTEGY CARD SERVICES, INC.

                             ICBA BANCARD, INC.

                       2003 RENEWAL SERVICE AGREEMENT

                                 SCHEDULE F

             DEBIT CARD INCLUDING PIN AND ATM SERVICES AND FEES

                          EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule F
             Debit Card including PIN and ATM Services and Fees
                          Effective January 1, 2004

1.   CARD ISSUANCE. (excluding plastic and postage/delivery)

     Charges for standard embossing, encoding, and mail preparation of plastic cards. Per item charge includes generic card carrier, envelope, embossing, encoding and mail preparation.

     1.1  TAPE OR TRANSMISSION                                               [*]

     1.2  PAPER DOCUMENT                                                     [*]

     1.3  PULL SERVICE                                                       [*]

     1.4  PRIORITY ISSUANCE (NEXT DAY)                                       [*]

     1.5  EMERGENCY ISSUANCE (SAME DAY)                                      [*]

     1.6  CARD ACTIVATION STICKERS:                                          [*]

          Institution using Certegy's Card Activation System                 [*]
          Institution NOT using Certegy's Card Activation System             [*]

*    PIN: Personal Identification Number

2.   CARD RECOVERY REWARDS.                                                  [*]

     Rewards paid to merchants or Financial Institution for capturing
     revoked cards.                                                          [*]

3.   PIN GENERATION.                                                         [*]

     Includes PIN generation, printing of a generic data mailer and preparation for mailing.

     a.   PIN changes via IVR                                                [*]

     b.   PIN changes at ATM                                                 [*]

          b.1. One time set-up fee per financial institution                 [*]

          b.2. PIN change generates an ATM transaction                       [*]

4.   POST MAILERS.

     A data mailer prompting the cardholder to verify receipt of a recently
     mailed card.                                                            [*]

5.   CARD ACTIVATION. (Optional Service)

     The following fee schedule will apply per debit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

     [*]

6.   LOST/STOLEN CARD REPORT.                                                [*]

     800 number available to cardholders to report lost/stolen accounts, 24 hours a day, 365 days a year.


Schedule F                                                           Page 1 of 7

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule F
             Debit Card including PIN and ATM Services and Fees
                          Effective January 1, 2004

7.   AUTHORIZATION REQUESTS.

     Merchant and ATM authorization are handled 24 hours-a day, 365 days a year. Authorization activity will be reviewed monthly and assessed against the tiers stated below. The fee will be based on the current month's volume.

     For institutions requiring signature, PIN* and/or ATM terminal authorization processing.

     [*]

*    PIN routing requiring regional network access.

8.   MONETARY TRANSACTION PROCESSING.

     Purchases, cash advance and credit vouchers that are transmitted to the Financial Institution in the Center Transaction File or via an online message. This fee is not applicable to single message transactions.

     8.1  VISA/MASTERCARD

          [*]

     8.2  FACSIMILE DRAFTS.

          Batch (paper)                                                      [*]

          Transmission tape                                                  [*]

9.   NON-MONETARY TRANSACTION PROCESSING.

     Maintenance items include adding new accounts, implementing changes to files, the addition/removal of blocks, issuer's clearing service entry and outstanding authorizations in the center transaction file.

     9.1  CERTEGY ENTERED                                                    [*]

     9.2  TRANSMISSION/TAPE                                                  [*]


Schedule F                                                           Page 2 of 7

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule F
             Debit Card including PIN and ATM Services and Fees
                          Effective January 1, 2004

     9.3  RETURNS/STOPS/COPIES                                               [*]

     9.4  POSITIVE BALANCE FILE UPDATES                                      [*]

10.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.                          [*]

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer program monthly per bank fee                           [*]

     b.   MasterCard issuer program monthly fee                              [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]

11.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     11.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ONLINE ENTRY.         [*]

     11.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     11.3 CERTEGY BASIC BILLING ERROR SERVICES.                              [*]

          All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution to maintain account and communicate with cardholder:

          [*]


     11.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute initiation purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

          [*]


Schedule F                                                           Page 3 of 7

                           Certegy Card Services, Inc.
                               ICBA Bancard, Inc.
                         2003 Renewal Service Agreement
                                   Schedule F
               Debit Card including PIN and ATM Services and Fees
                            Effective January 1, 2004

     11.5 CERTEGY FRAUD SERVICES.                                            [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims

12. FILE RESIDENCY. Base on total number of accounts residing on the authorization file at month end.

     12.1 POSITIVE AUTHORIZATION/GATEWAY SWITCHING AUTHORIZATION             [*]

     12.2 PARAMETER AUTHORIZATION                                            [*]

13.  ACCOUNT INQUIRY.

     Account look-up relating to open to buy, credit limit, blocks and       [*]
     merchant authorization activity.

14.  AUTOMATIC TELLER MACHINE ("ATM") SWITCH FEES.

     Visa and/or MasterCard ATM transactions.                                [*]

15.  TRANSMISSION FEE.
     Positive Authorization File, Card issuer file and center transaction file

     15.1 LOCAL CALL                                                         [*]

     15.2 LONG DISTANCE CALL                                                 [*]

16.  ON-LINE ACCESS.

     Dedicated or Dial-up available                                          [*]

     Functionality to consider includes access to Certegy's host system, online authorizations via a gateway and reports via FTP.

17.  OTHER FEES.

     17.1 CENTER TRANSACTION FILE REVERSALS AND RECREATIONS                  [*]

     17.2 ADDITIONAL TESTING                                                 [*]

     17.3 RESEARCH                                                           [*]

18.  IMPLEMENTATION REIMBURSEMENT FEES.                                      [*]

     One-time fee assessed to cover the costs of establishing the Financial Institution's control file, initial two days on-site training, initial set of forms and supplies, operating manuals and updates.

19.  FORMS AND SUPPLIES.                                                     [*]

20.  NON-GENERIC FORM. (set up only, plus current fee for form)              [*]


Schedule F                                                           Page 4 of 7

                         Certegy Card Services, Inc.
                             ICBA Bancard, Inc.
                       2003 Renewal Service Agreement
                                 Schedule F
             Debit Card including PIN and ATM Services and Fees
                          Effective January 1, 2004

21.  SYSTEM MANUALS/CD ROM.                                                  [*]

22.  E - REPORTS.

     [*]

     [*]

23.  TAPE HANDLING FEE.                                                      [*]

24.  ON-SITE TRAINING FOR CUSTOMER SERVICE                                   [*]
     (At Financial Institution's request)

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Financial Institution).

25.  [*]

26.  [*]

     26.2 TRANSACTION HANDLING POST DECONVERSION.

          a. Facsimile Draft: Standard draft, cash advance, credit voucher [*] or payment produced.

          b.   Exception item: Any exception item received on deconverted    [*]
               BIN including, but not limited to, chargebacks, request for copies, manual adjustments.

          c.   Cardholder transaction generated on magnetic tape.            [*]


Schedule F                                                           Page 5 of 7

                           Certegy Card Services, Inc.
                               ICBA Bancard, Inc.
                         2003 Renewal Service Agreement
                                   Schedule F
               Debit Card including PIN and ATM Services and Fees
                            Effective January 1, 2004

27. AUDIT CONFIRMATIONS. (excluding postage) This per Financial Institution per audit request fee includes:

          a.   Preparing and mailing audit confirmations upon written
               request                                                       [*]

          b.   Per account confirmation                                      [*]

28.  NEURAL NETWORK MONITORING: CRIS and/or Falcon(R) (optional service)     [*]

29.  CERTIFICATION FEES.                                                     [*]

     A one time fee for the certification testing, including, but not limited to, regional networks, national networks or data processor interfaces. This fee applicable per project occurrence.

30.  ATM TERMINAL DRIVING FEES.                                              [*]

     30.1 Communication Expenses                                             [*]

     30.2 ATM Set-up Fees                                                    [*]

     30.3 ATM Terminal Support                                               [*]

     30.4 Dial-up ATM Communication                                          [*]

     30.5 National and Regional Network Access                               [*]

     30.6 ATM Screen Marketing Message                                       [*]

     30.7 ATM Marketing Receipt Change                                       [*]

     30.8 ATM Screen Change                                                  [*]

     30.9 ATM Reload                                                         [*]

     30.10 ATM Discontinuance Fee                                            [*]

31.  NETWORK ADJUSTMENT SYSTEM.                                              [*]

     31.1 Network Adjustment System                                          [*]

     31.2 Adjustment submitted via Adjustment System                         [*]

     31.3 Adjustments performed by Certegy on behalf of client               [*]


Schedule F                                                           Page 6 of 7

                           Certegy Card Services, Inc.
                               ICBA Bancard, Inc.
                         2003 Renewal Service Agreement
                                   Schedule F
               Debit Card including PIN and ATM Services and Fees
                            Effective January 1, 2004

32.  DISPUTE MANAGEMENT SYSTEM.

     a.   [*]

     b.   [*]

33. PASS-THROUGH FEE ITEMS. (Note: Pass Through Fee Items are not included in monthly minimum totals.)

     All fees and fee increases incurred by Certegy for the items listed below shall be passed on to the Institution.

     33.1 COMPUTER REPORTS - MICRO FICHE. Includes:

          a.   Cardholder Package, per month per financial institution
               BIN/ICA                                                       [*]

          b.   Business Card Package, per month per Financial Institution
               BTN/ICA                                                       [*]

     33.2 POSTAGE AND COURIER EXPENSES.                                      [*]

          Cards, mailers and report/microfiche                               [*]

     33.3 ISSUER'S REIMBURSEMENT FEES.                                       [*]

          Income earned by the Financial Institution based on published      [*]

          Visa, MasterCard and/or Regional/National Networks rates for
          transactions.                                                      [*]

     33.4 RETRIEVAL REQUEST FULFILMENT FEE.                                  [*]

          Photocopy, facsimile draft of original of sales draft, or credit
          voucher                                                            [*]

     33.5 VISANET/BANKNET AND BASE II/NET.                                   [*]

     33.6 CARD ASSOCIATION.                                                  [*]

          MasterCard International, Visa U.S.A. Inc. and/or Regional/ National Networks fees, does and assessments, paid by Certegy for transactions incurred for or on behalf of Financial Institution.

     33.7 SPONSORSHIP.                                                       [*]

          Sponsorship into MasterCard International, Visa U.S.A. Inc. and/or Regional/National Networks.


Schedule F                                                           Page 7 of 7

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE G

                  COMMERCIAL CARD PROCESSING SERVICES AND FEES

                            EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                COMMERCIAL CARD PROCESSING SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

MONTHLY OR ONE TIME FEES.

1.   PLASTICS. (excluding plastics and postage/delivery)

     1.1  EMBOSSING. Embossing and encoding of plastic; Insertion of Card
          into Card Carrier; and insertion into Envelope                     [*]

     1.2  INSERTS MAILED WITH CARD.                                          [*]

     1.3  CUSTOM CARD CARRIER ENVELOPE OR PRINTED MESSAGE.                   [*]

     1.4  PIN GENERATION-REGULAR (EXCLUDING POSTAGE/DELIVERY). Includes:     [*]

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.5  SPECIAL REQUESTS (EXCLUDING POSTAGE/DELIVERY). Includes:           [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. "Walk through" of plastic to insure 24-hour turnaround on normal business days.

     1.6 CARD ACTIVATION. (Optional Service). The following fee schedule will apply per credit card issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

2. ACCOUNT TRANSACTION HISTORY. Account Transaction History will be available to the Financial Institution on the processing platform under the following options:

     a.   [*]

     b.   [*]


Schedule G                                                                1 of 6

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                       COMMERCIAL CARD PROCESSING SERVICES
                                    AND FEES
                            EFFECTIVE JANUARY 1, 2004

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

3.   MASTER FILE MAINTENANCE.

     3.1  NEW ACCOUNTS AND UPDATES.

          a.   Real-time Data capture by Certegy of all new account
               information entered by Financial Institution                  [*]

          b.   Creation or update of Cardholder account file by tape or
               batch transmission.                                           [*]

     3.2 RECORD RETENTION. Computer storage of each Commercial Card account [*] issued by Financial Institution, that appears on Financial Institution's master file maintained by Certegy, during all or any portion of a month, including charged-off accounts. [*] This monthly charge shall be assessed for each company and cardholder Commercial Card account on the system.

     3.3  TOLL-FREE CUSTOMER SERVICE ACCESS.                                 [*]

          Provides for printing of toll-free phone number on Financial Institution's statement and access to customer service via toll-free phone number. This fee applies to all accounts on file.

     3.4  SPECIAL CHANGES.                                                   [*]

          Account changes taken by phone requiring immediate attention or "walk through" to insure immediate input.

4.   COMPUTER PRINTOUTS.

     4.1  NOTICES. Includes:                                                 [*]

          a.   Printing of Notice, including post mailers                    [*]

          b.   All forms                                                     [*]

     4.2  REPORTS - PAPER. Per Month per Financial Institution BIN/ICA.
          Includes Cardholder Package                                        [*]

5.   CREDIT CARD AUTHORIZATION FEE. Applies to each authorization request    [*]

6.   LOST/STOLEN CARD STATUSING. Includes: Certegy taking call and statusing
     account                                                                 [*]

7.   STATEMENT PREPARATION.                                                  [*]

     7.1  DELIVERY BY U. S. MAIL Per statement (excluding postage) Includes: [*]

          a.   Preparation of cardholder monthly statements                  [*]

          b.   All forms and envelopes for statements                        [*]

          c.   Inserting and handling of statements                          [*]

     7.2 PRESENTATION VIA THE INTERNET. Per "Record" sent to the Internet server A "Record" is defined as a posted transaction, addendum or
          statement message.                                                 [*]


Schedule G                                                                2 of 6

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                       COMMERCIAL CARD PROCESSING SERVICES
                                    AND FEES
                            EFFECTIVE JANUARY 1, 2004

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

8.   SPECIAL INSERTS FOR STATEMENTS. Includes physical stuffing of
     promotional pieces with the monthly statement.                          [*]

9. MESSAGES FOR STATEMENTS. This monthly fee charges each Financial Institution includes:

          a.   Automatic messages for all Financial Institutions             [*]

          b.   Customized messages                                           [*]

10.  ON-LINE COLLECTION SYSTEM. (Optional Service)

     10.1 MONTHLY SERVICE CHARGE. Provides Interface with Collection
          Management System                                                  [*]

     10.2 RECORD RETENTION. Per account per month on the Collection
          Management System- fee (Financial Institution Parameter Driven)    [*]

     10.3 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          System                                                             [*]

11.  ON LINE COLLECTION SYSTEM LETTERS. (Excluding postage/delivery)
     Includes:                                                               [*]

          a.   Standard Letter Services

          b.   Custom Letter Services

          c.   Printing of Letters

          d.   All Forms

12.  [*]

FEES SETTLED DAILY.

13.  FINANCIAL INSTITUTION.

     13.1 TRANSACTION POSTING-FEE. Certegy provides Customer Service functions. Charge applicable to all sales, purchases, returns, cash advances, ACH payments and ACH prenotes of "Full Service" Financial Institutions, as well as any annual, late and over the limit fees, member-pay insurance, member-pay card enhancements and lockbox payments processed by Certegy.

          [*]


Schedule G                                                                3 of 6

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                COMMERCIAL CARD PROCESSING SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

     13.2 NON-LOCKBOX PAYMENT RECEIPT. Certegy performs customer service.    [*]
          Payments received, processed and entered by Financial Institution.

14.  ASSOCIATION MANAGEMENT FEES.                                            [*]

     Charge applicable to posting of each sale, purchase, return and cash advance processed by Certegy.

SPECIAL FEES.

15.  [*]

16.  INTERNAL CONVERSION.                                                    [*]

17.  ONE-TIME ON-LINE TERMINALS AND COMMUNICATIONS SET UP FEE.               [*]
     (At Financial Institution's request)                                    [*]

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc) to be absorbed by Financial Institution.

18.  ON-SITE TRAINING FOR CUSTOMER SERVICE. (At Financial Institution's
     request)                                                                [*]

* Plus out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Financial Institution.)

19. CARDHOLDER SATISFACTION SURVEYS, Random sample survey of cardholder satisfaction, as described in Performance Management's brochure, performed at Financial Institution's request.

     One Time Survey                                                         [*]

     Two Surveys in a 12 month period                                        [*]

20.  OTHER SPECIAL SERVICES.                                                 [*]

21.  E-REPORTS.

     [*]

22.  PC REPORTING SERVICES VIA INTERNET. (Optional Service)

     22.1 Software Vendor License fee per financial institution.             [*]

     22.2 Destination ID for each company set-up.                            [*]


Schedule G                                                                4 of 6

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                COMMERCIAL CARD PROCESSING SERVICES AND FEES
                            EFFECTIVE JANUARY 1, 2004

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

     22.3 Monthly maintenance fee per company or destination ID.             [*]

     22.4 Data Creation - per transaction.                                   [*]

     22.5 Data Storage - per transaction per month for storage beyond first month on accounts with internet reporting. Transactions will be
          available for 12 months.                                           [*]

23.  DAILY TRANSMISSION OF DATA DELIVERY FILES. (Optional Service)           [*]

     23.1 Data creation / per record                                         [*]

     23.2 Data storage / per month for each record not retrieved in 30 days  [*]

     23.3 One time implementation fee                                        [*]

          a.   Each Financial Institution                                    [*]

          b.   Each Company / Destination ID                                 [*]

24. ELECTRONIC DATA INTERCHANGE (EDI). (Optional Service) Electronic statements and travel service reconciliation files are available and will be quoted based on the size of the commercial customer desiring the Services.

25.  SYSTEM DOCUMENTATION.

     Updated system documentation provided three times per year on CD-ROM.   [*]

26. SYSTEM ACCESS VIA INTERNET. (Optional Service) Provides system access to participating companies to review and make real time updates to their accounts via the internet

     26.1 Software License Fee per company                                   [*]

     26.2 Transaction Fee - Per account inquiry, account update or
          transaction inquiry                                                [*]

     26.3 New Account Add - adding a new account to system via the internet  [*]

27.  AUTHORIZATION FRAUD MONITORING. (Optional Service) Real time monitoring of authorizations sent to a queue for institution review based on fraud
     strategies defined by institution                                       [*]

PASS THROUGH FEES. (Note: Pass through fee items are not included in monthly minimum totals) All fees and fee increases incurred by Certegy for the items listed below shall immediately be passed on to Financial Institution.

28.  COMPUTER REPORTS - MICROFICHE. Per month per Financial Institution
     BIN/ICA Provision of reports on Microfiche.                             [*]

29.  COURIER. Includes all cost of courier or U.S. Mail for delivery of
     media or reports to and from Financial Institution.                     [*]


Schedule G                                                                5 of 6

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE G
                COMMERCIAL CARD PROCESSING SERVICES AND FEES
                            EFFECTIVE JANUARY I, 2604

        THE FOLLOWING FEES APPLY TO EACH FINANCIAL INSTITUTION SEPARATELY
                             (I.E., NOT CUMULATIVE)

30. POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by Financial
     Institution.                                                            [*]

31.  POSTAGE PRE-SORT REBATE. (Qualifying items)                             [*]

     This is a rebate to Financial Institution for current first class mail rate for qualifying statements, as identified by Certegy.

32.  ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                         [*]

     a.   Visa/MasterCard charge for listing on the Electronic Warning Bulletin.

     b. Charges for listing in the printed warning bulletin for regions outside the U.S.

33. RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilm transactions. Certegy's fees for performing those tasks will be in conformance with the published schedule, which is currently.

             Standard          Electronic/
             Original   Copy    Facsimile
             --------   ----   -----------
VISA            [*]      [*]       [*]
MasterCard      [*]      [*]       [*]

34. "CALL ME" TRANSACTIONS. Includes the additional authorization referral calls on questionable sale as requested by non-Certegy card issuers for
     which the non-Certegy card issuer pays a fee.                           [*]

35.  ULTRA GRAPHICS FOR PLASTIC EMBOSSING.

     a.   One time logo set up                                               [*]

     b.   Graphic printing / per pass / per plastic                          [*]

36.  OTHER MASTERCARD AND VISA FEES. ASSESSMENTS AND OTHER SERVICES.         [*]

     Financial Institution shall will be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder services provided to the card issuing members.


Schedule G                                                                6 of 6

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE I

           TERMS AND FEES FOR CERTEGY E-BANKING SOFTWARE AND SERVICES

                            EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

CUSTOMERLINK PC BANKING

     Enables Financial Institution's retail clients to manage their finances through the Internet. They can access account information, transfer funds from one account to another, and gain information on the institution's products and services.

CUSTOMERLINK CASH MANAGEMENT

     Enables Financial Institution's commercial customers (small to medium size business customers) to manage their finances through the Internet. The Financial Institution's business customers can view their accounts online, transfer funds from one account to another, download their account history to import into Financial Management Software, ie: Intuit's Quick Books, or Microsoft Money, originate wire transfers, ACH transactions, and place currency orders.

ELECTRONIC BILL PAYMENT

     Electronic Bill Payment Service enables Financial Institution's customers to pay their bills on-line, often via ACH. -

INDEX OF AGREEMENTS

     Certegy E-Banking Services currently uses the following attached agreements to make its E-Banking services and software available to Financial Institutions. The form of agreement and prices are subject to change as they are influenced by changes in technology, market factors, Certegy's economies of scale and competition.

1.   Master License and Services Agreement

2.   Schedule to Master License and Services Agreement

3.   Electronic Bill Payment Agreement

4.   Schedule to Electronic Bill Payment Agreement

                           CERTEGY CARD SERVICES, INC.

                               ICBA BANCARD, INC.

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE J

              PRICE LIST FOR STORED VALUE CARD PROCESSING SERVICES

                            EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE J
              PRICE LIST FOR STORED VALUE CARD PROCESSING SERVICES
                            EFFECTIVE JANUARY 1, 2004

1.   PLASTICS.

     1.1  EMBOSSING. (excluding plastics and postage/delivery) Includes:     [*]

          a.   Embossing and encoding of plastic                             [*]

          b.   Card Carrier                                                  [*]

          c.   Envelope                                                      [*]

          d.   Inserting                                                     [*]

     1.2  PIN GENERATION - REGULAR. (excluding postage/delivery) Includes:   [*]

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.3  PIN GENERATION - USER SELECT. (excluding postage/delivery)
          Includes:                                                          [*]

          a.   PIN Mailer                                                    [*]

          b.   File Update                                                   [*]

     1.4  SPECIAL REQUESTS. (excluding plastics and postage/delivery)
          Includes:                                                          [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. "Walk through" of plastic to insure 24 hour turnaround on normal business days

     1.5  CARD ACTIVATION. (Optional Service)

          The following fee schedule will apply per credit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

2.   MASTER FILE MAINTENANCE.

     2.1  NEW ACCOUNTS. Includes:

          a.   Batch File                                                    [*]

          b.   Internet                                                      [*]

     2.2  FILE CHANGES. Includes:                                            [*]

          a.   Batch File                                                    [*]

          b.   Internet                                                      [*]


Schedule J                                                           Page 1 of 4

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE J
              PRICE LIST FOR STORED VALUE CARD PROCESSING SERVICES
                            EFFECTIVE JANUARY 1, 2004

     2.3 RECORD RETENTION. Computer storage during all or any portion of a [*] month of each credit card account issued by Financial Institution (including charged-off accounts) that appears on Financial Institution's master file maintained by Certegy as well as capturing all transactions and reports on microfilm or microfiche as determined by Certegy in its sole discretion and retaining for the time period that is required by Visa and MasterCard.

     2.4  TOLL-FREE AND INTERNET CUSTOMER SERVICE ACCESS. Provides for       [*]
          printing of toll-free phone number on Financial Institution's statement and on service web site and access to customer service via toll-fee phone number. This fee applies to all accounts on file.

3.   E-REPORTS. All reports are delivered via E-Reports Include:

     [*]

4.   AUTHORIZATION FEE. Applies to each authorization request                [*]

5.   TRANSACTION POSTING FEE.

     a.   Certegy provides customer service functions

     b. Charge applicable to sales purchases, returns, cash advances as well as any lockbox value loads processed by Certegy.

          [*]

6.   PIN BASED TRANSACTION FEE. Charged in addition to Transaction Posting
     Fee for PIN based transactions                                          [*]

7.   SYSTEM GENERATED TRANSACTION FEE.                                       [*]

8.   VALUE LOAD FEE. Certegy performs customer service. Fee applies to all
     Internet and phone initiated value loads                                [*]

     a.   ACH                                                                [*]

     b.   Remote Entry                                                       [*]

     c.   Credit Card Transfer                                               [*]


Schedule J                                                           Page 2 of 4

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE J
            PRICE LIST FOR STORED VALUE CARD PROCESSING SERVICES
                          EFFECTIVE JANUARY 1, 2004

9.   PHONE INITIATED VALUE LOAD FEE.                                         [*]

     Charged in addition to the Value Load Fee (8 above) for those value     [*]
     loads initiated via phone.

10.  STATEMENT PREPARATION. Includes:                                        [*]

     a.   Preparation of cardholder statements monthly                       [*]

     b.   All forms and envelopes for statements                             [*]

     c.   Inserting and handling of statements                               [*]

11.  SPECIAL STUFFERS FOR STATEMENTS. Includes physical stuffing of          [*]
     additional promotional pieces in with the monthly statement

12.  MESSAGES FOR STATEMENTS. (per Financial Institution) Includes:

     a.   Automatic messages (all Financial Institutions)                    [*]

     b.   Customized messages                                                [*]

13. LOST/STOLEN CARD STATUSING. Includes Certegy taking call and statusing [*] account

14.  SPECIAL SERVICES.                                                       [*]

15.  [*]

16.  [*]

17. PAYROLL CARD COMPANY SET-UP FEE. Charged on the set-up of each individual company supported on the Payroll Card product. (The first company is included in the Payroll Card implementation fee.)

     a.   [*]

     b.   [*]

18.  [*]

19.  ON-SITE INSTITUTION TRAINING. (at customer's request)                   [*]

* Plus all out-of-pocket expenses (airfare, accommodations, meals, etc. to be absorbed by Financial Institution.)


Schedule J                                                           Page 3 of 4

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE J
              PRICE LIST FOR STORED VALUE CARD PROCESSING SERVICES
                            EFFECTIVE JANUARY 1, 2004

20.  ASSOCIATION MANAGEMENT FEES. This fee will apply to each incoming and   [*]
     local-to-local sales purchase, return, and cash advance.

21. PASS THROUGH FEE ITEMS. (Note: Pass Through Fee Items are not included [*] in monthly minimum totals) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to Institution.

     21.1 COURIER. Includes:

          a.   All cost of courier for delivery of media or reports to and
               from Financial Institution.                                   [*]

          b.   If U.S. mail is used, all postage costs are borne by
               Financial Institution.                                        [*]

     21.2 POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by
          Financial Institution.                                             [*]

     21.3 POSTAGE PRE-SORT REBATE. (Qualifying Items)                        [*]

          This is a rebate to Financial Institution for current first class rate For qualifying statements, as identified by Certegy.

     21.4 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. VISA/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed warning bulletin for regions outside the U.S.

     21.5 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

          Both MasterCard and VISA rules require the processor to provide copies of original and microfilmed transactions. The cost of producing the copies is covered by a fee schedule. Certegy's fees for performing those tasks will be in conformity with the currently published schedule. Currently,

             Original   COPY   Electronic/Facsimile
             --------   ----   --------------------
VISA            [*]      [*]            [*]
MasterCard      [*]      [*]            [*]

     21.6 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES.

          Financial Institution shall be responsible for all MasterCard, VISA and/or regional/national network fees, dues and assessments related to the cardholder service provided to the card issuing members (e.g., "Please Call" fees).

     21.7 MERCHANTS DISCOUNT ON CREDIT CARD/DEBIT CARD TRANSFER OF VALUE     [*]
          LOADS.

          Financial institution shall be responsible for paying market rate merchants discount (including outbound interchange) on all value load transfers processed using a cardholder's credit or debit card.

     21.8 ACH RETURNS.                                                       [*]

          Bank and processor charges for handling and posting NSF or otherwise returned ACH value load transactions.

     21.9 ULTRA GRAPHICS LOGO SETUP FEE FOR PLASTICS EMBOSSING.

          a.   Camera Ready Artwork                                          [*]

          b.   Non-camera ready artwork                                      [*]


Schedule J                                                           Page 4 of 4

                         CERTEGY CARD SERVICES, INC.

                             ICBA BANCARD, INC.

                       2003 RENEWAL SERVICE AGREEMENT

                                 SCHEDULE K

               FULL SERVICE CREDIT CARD PROCESSING ON BASE2000
                              SERVICES AND FEES

                          EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE K
        SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                            EFFECTIVE JANUARY 1, 2004

1.   PLASTICS.

     1.1  EMBOSSING. (excluding plastic and postage/delivery) Includes:      [*]

          a.   Embossing and encoding of plastic                             [*]

          b.   Card Carrier                                                  [*]

          c.   Envelope                                                      [*]

          d.   Inserting of plastic                                          [*]

          e.   Inserts with card carriers                                    [*]

               -    One time set-up fee                                      [*]

               -    One time additional set-up fee per card type             [*]

               -    Insert set-up fee (daily per set-up)                     [*]

               -    Per insert                                               [*]

*    per card type if different inserts are used per type                    [*]

**   fee applies to number of inserts greater than 2 (no charge for first
     two)                                                                    [*]

     1.2  PIN GENERATION - REGULAR. (excluding postage/delivery) Includes:

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.3  IVR PIN CUSTOMIZATION. Per IVR call.                               [*]

     1.4  SPECIAL REQUESTS. (excluding plastics and postage/delivery)
          Includes:                                                          [*]

          a.   All items listed under "Embossing"

          b.   Receipt and handling of request

          c. "Walk through" of plastic to insure 24-hour turnaround on normal business days

     1.5 CARD ACTIVATION. (Optional Service) The following fee schedule will apply per credit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempt is made at all:

          [*]

2.   MASTER FILE MAINTENANCE.

     2.1  NEW ACCOUNTS. On-Line data capture of all new account information  [*]

     2.2  FILE CHANGES. On-line data capture of all changes to the           [*]
          cardholder accounts


Schedule K                                                           Page 1 of 7

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE K
      SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                          EFFECTIVE JANUARY 1, 2004

     2.3 RECORD RETENTION. Computer storage during all or any portion of a month of each credit card account issued by Financial Institution (including charged-off accounts) that appear on Financial Institution's master file maintained by Certegy, as well as the capturing of all transactions and reports and their retention for seven (7) years.

          [*]

     2.4  SPECIAL CHANGES. (Those taken by phone requiring immediate         [*]
          attention) Includes:

          a.   All items under "file changes"

          b.   "Walk through" of change to insure immediate input

          c.   Temporary credit increases

3.   CUSTOMER SERVICE.

     3.1 TOLL-FREE CUSTOMER SERVICE ACCESS. (Optional Service) Provides for [*] printing of toll-free phone number on Financial Institution's statement and access to customer service via toll-fee phone number. This fee applies to all accounts on file.

     3.2  HIGH-VOLUME CARD CUSTOMER SERVICE FEE. (Optional Service)          [*]

          This fee will apply to any card program targeted to a customer segment that generates a high volume of customer service calls. (i.e. secured cards, sub-prime or any high fee/low credit line program)

     3.3  PREMIUM CUSTOMER SERVICE. [*]

          [*]

     3.4  VIP CUSTOMER SERVICE. [*]

          [*]

4.   COMPUTER PRINTOUTS.

     4.1  NOTICES AND LETTERS. Includes                                      [*]

          a.   Printing of notice or letter, including post mailers

          b.   All forms


Schedule K                                                           Page 2 of 7

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE K
      SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                          EFFECTIVE JANUARY 1, 2004

     4.2  ADDITIONAL NOTICE/LETTER PAGES. Applies to each printed notice/letter page after the first page of multiple page letters
          and notices.                                                       [*]

5.   AUTHORIZATION FEE. Applies to each authorization request.

6.   TRANSACTION POSTING FEE.

     a.   Certegy provides customerservice functions.

     b. Charge applicable to sales/purchases, returns, cash advances and payments (including lockbox services).

          [*]

7. TRANSACTION LEVEL PROCESSING. Includes use and maintenance of multiple billing plans at the account level

     a.   Screening (applies to all transactions)                            [*]

     b.   Posting (applies only to transactions that qualify for a           [*]
          transaction level pricing plan)

          [*]

8. PAYMENTS. Includes ACH & remote entry payment only; all other payments [*] processed by Certegy are billed under the transaction posting fee.
     Certegy manages ACH files, rejected items, processing and posting of payments.

9.   PREMIER STATEMENTS PREPARATION.

     9.1  STATEMENT PREPARATION AND HANDLING. Includes:                      [*]

          a.   Preparation of cardholder statements monthly

          b.   All forms and envelopes for statements

          c.   Printing of first page

          d.   Inserting and handling of statements

          e.   Customization fee (including addition of logo's)              [*]


Schedule K                                                           Page 3 of 7

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE K
      SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                          EFFECTIVE JANUARY 1, 2004

     9.2 ADDITIONAL STATEMENT PAGES. Applies to each printed statement page [*] after the first page of multiple page cardholder statements.

10.  SPECIAL STUFFERS FOR STATEMENTS. Includes physical stuffing of          [*]
     additional promotional pieces in with the monthly statement.

11.  MESSAGES FOR STATEMENTS. (per Financial Institution) Includes:

     a.   Automatic messages (all Financial Institutions)                    [*]

     b.   Customized messages                                                [*]

12. LOST/STOLEN CARD STATUSING. Includes Certegy taking call and statusing [*] account.

13.  AUDIT CONFIRMATIONS. (excluding postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request     [*]

     b.   Per account confirmation                                           [*]

*    Per Financial Institution per audit request

14.  STANDARD TAPE AND NAME/ADDRESS LABELS.                                  [*]

15.  CREDIT BUREAU REPORTING. (Per month per Financial Institution per       [*]
     Credit Bureau) Includes creating tape and forwarding to the Credit
     Bureau designated by Financial Institution.

16.  SPECIAL SERVICES.                                                       [*]

17.  [*]

18.  [*]

19.  [*]

20.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATIONS SET-UP FEE.                [*]

21.  ON-SITE INSTITUTION TRAINING. (at customer's request)                   [*]

22.  SEMINARS. Seminars provided from time to time on a variety of card      [*]
     processing subjects.

23.  ASSOCIATION MANAGEMENT FEES. This fee will apply to each incoming and   [*]
     local-to-local sales purchase, return, and cash advance.


Schedule K                                                           Page 4 of 7

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE K
      SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                          EFFECTIVE JANUARY 1, 2004

24.  SERVICE VIEW(TM). On-line graphical user interface to bankcard system.  [*]

25.  ON-LINE COLLECTION SYSTEM.                                              [*]

     25.1 MONTHLY SERVICE CHARGE. Provides interface with Collection         [*]
          Management System.

     25.2 COLLECTOR VIEW(TM). On-line graphical user interface to collection [*] system.

     25.3 RECORD RETENTION. Per account per month fee on the Collection      [*]
          Management System (Financial Institution parameter driven).

     25.4 PER ACCOUNT ACCESS FEE. Per inquiry into the On-line Collection    [*]
          system.

26.  ON-LINE COLLECTION SYSTEM LETTERS. (excludes postage/delivery)          [*]
     Includes:

     26.1 ON-LINE COLLECTION SYSTEM LETTERS. Includes:                       [*]

          a.   Standard letter services                                      [*]

          b.   Customer letter services                                      [*]

          c.   Printing first page of letters                                [*]

          d.   All forms                                                     [*]

     26.2 ADDITIONAL PAGES. Applies to each page after the first page of     [*]
          multiple page letters.

27. INTERFACE TO THIRD PARTY PROCESSORS. Providing a daily transmission of cardholder data to the Financial Institution or the Financial Institution's authorized processor.

     27.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     27.2 MONTHLY MAINTENANCE FEE.                                           [*]

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     27.3 TRANSACTION FEE. Assessed on each posted transaction.

          [*]


Schedule K                                                           Page 5 of 7

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE K
      SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                          EFFECTIVE JANUARY 1, 2004

28. MyCardStatement.com. (Optional Service) MyCardStatement.com is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionality includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice online

     [*]

29.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program fee                                     [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]

30.  NEURAL NETWORKS. (Optional Service)                                     [*]

     a.   Falcon(R)

     b.   TRIAD

3.1. READI-REVIEW(SM) PLUS. (Optional Service)                               [*]

     Readi-Review(TM) Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(TM) Plus is available in two options, the Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue
     - provides critical information to manage opportunities and risks within a portfolio.

32.  E-REPORTS.

     [*]


Schedule K                                                           Page 6 of 7

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE K
        SERVICE AND FEES FOR FULL SERVICE BASE2000 CREDIT CARD PROCESSING
                            EFFECTIVE JANUARY 1, 2004

33.  MANUALS / CD-ROM. Annual Subscription.                                  [*]

34. EXTENDED ON-LINE STATEMENT HISTORY. (Optional Service) Provides on-line statement history viewing. Fee is per account per month

     a.   [*]

     b.   [*]

     c.   [*]

35.  FRAME RELAY.                                                            [*]

36. PASS THROUGH FEE ITEMS. (Note: Pass Through Fee Items are not included in monthly minimum totals) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to Institution.

     36.1 COURIER. Includes:

          a.   All cost of courier for delivery of media or reports to and
               from Financial Institution.                                   [*]

          b.   If U.S. mail is used, all postage costs are borne by Financial
               Institution.                                                  [*]

     36.2 POSTAGE. Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by Financial
          Institution.                                                       [*]

     36.3 POSTAGE PRE-SORT REBATE. (Qualifying Items)                        [*]
          This is a rebate to Financial Institution for current first class rate for qualifying statements, as identified by Certegy.

     36.4 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. VISA/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed warning bulletin for regions outside the U.S.

     36.5 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL. Both MasterCard and VISA rules require the processor to provide copies of original and microfilmed transactions. The cost of producing the copies is covered by a fee schedule. Certegy's fees for performing those tasks will be in conformity with the currently published schedule. Currently,

             Original   COPY   Electronic/Facsimile
             --------   ----   --------------------
VISA            [*]      [*]            [*]
MasterCard      [*]      [*]            [*]

     36.6 OTHER MASTERCARD AND VISA FEES, ASSESSMENTS AND OTHER SERVICES. Financial Institution shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder service provided to the card-issuing members (e.g., "Please Call" fees).

     36.7 ULTRA GRAPHICS LOGO SETUP FEE FOR PLASTIC EMBOSSING.

          a.   Camera Ready Artwork                                          [*]

          b.   Non-camera ready artwork                                      [*]


Schedule K                                                           Page 7 of 7

                          CERTEGY CARD SERVICES, INC.

                                  ICBA BANCARD

                         2003 RENEWAL SERVICE AGREEMENT

                                   SCHEDULE L

     SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS

                           EFFECTIVE JANUARY 1, 2004

                                                                  (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

1.   PLASTICS.

     1.1  EMBOSSING, (excluding plastic and postage/delivery) Includes:      [*]

          a.   Embossing and encoding of plastic                             [*]

          b.   Card Carrier                                                  [*]

          c.   Envelope                                                      [*]

          d.   Inserting of plastic                                          [*]

          e.   Inserts with card carriers                                    [*]

               -    One time set-up fee                                      [*]

               -    One time additional set-up fee per card type             [*]

               -    Insert set-up fee (daily per setup)                      [*]

               -    Per insert                                               [*]

*    per card type if different inserts are used per type

**   fee applies to number of inserts greater than 2 (no charge for first two)

     1.2  PIN GENERATION - REGULAR. (excluding postage/delivery) Includes:   [*]

          a.   Generation of Personal Identification Number ("PIN")          [*]

          b.   PIN Mailer                                                    [*]

     1.3  IVR PIN CUSTOMIZATION. Per IVR call.                               [*]

     1.4  SPECIAL REQUESTS. (excluding plastics and postage/delivery)
          Includes:                                                          [*]

          a.   All items listed under "Embossing."

          b.   Receipt and handling of request

          c. "Walk-Through" of plastic to insure 24 hour turnaround on normal business days

     1.5 CARD ACTIVATION. (Optional Service) The following fee schedule will apply per credit card account issued, reissued or converted in, whether the card is activated, activation is declined or no activation attempted is made at all:

          [*]

2.   MASTER FILE MAINTENANCE.

     2.1  NEW ACCOUNTS. includes:

          On-Line - Data capture of all new account information              [*]


Schedule L                                                           Page 1 of 9

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

     2.2  FILE CHANGES. Includes:

          On-Line - Data capture of all changes to the cardholder accounts   [*]

     2.3 RECORD RETENTION. Computer storage during all or any portion of a month of each credit card account issued by Financial Institution (including charged-off accounts) that appears on Financial Institution's master file maintained by Certegy, as well as capturing all transactions and reports [*]

          [*]

     2.4  SPECIAL CHANGES. (Those taken by phone requiring immediate attention)
          Includes:                                                          [*]

          a.   All items under "file changes"

          b.   "Walk-Through" of change to insure immediate input

          c.   Temporary credit increases

3.   COMPUTER PRINTOUTS.

     3.1  NOTICES AND LETTERS. Includes:                                     [*]

          a.   Printing of notice and letters, including post mailers

          b.   All forms

     3.2 ADDITIONAL NOTICE/LETTER PAGES. Applies to each printed notice/letter page after the $0.04 first page of multiple page letters and notices.

4.   AUTHORIZATION FEE. Applies to each authorization request.               [*]

5.   TRANSACTION POSTING FEE.
     Charge applicable to sales purchases, returns, cash advances and payments (including lockbox services).
     [*]


Schedule L                                                           Page 2 of 9

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                           EFFECTIVE JANUARY 1, 2004

6. TRANSACTION LEVEL PROCESSING. Includes use and maintenance of multiple billing plans at the account level

     a.   Screening (applies to all transactions)                            [*]

     b. Posting (applies only to transitions that qualify for a transaction level pricing plan)
          [*]

7. PAYMENTS. Includes ACH & remote entry payment only; all other payments processed by Certegy are billed under the transaction posting fee. Certegy
     manages ACH files, rejected items, processing and posting of payments   [*]

8.   PREMIER STATEMENT PREPARATION.

     8.1  STATEMENT PREPARATION AND HANDLING Includes:                       [*]

          a.   Preparation of cardholder statements monthly

          b.   All forms and envelopes for statements

          c.   Inserting and handling statements                             [*]

          d.   Customization fee (including addition of logo's)              [*]

     8.2  ADDITIONAL STATEMENT PAGES. Applies to each printed statement page
          after the first page of multiple page cardholder statements.       [*]

9.   SPECIAL STUFFERS FOR STATEMENTS.                                        [*]

     Includes physical stuffing of additional promotional pieces in with the monthly statement

10.  MESSAGES FOR STATEMENTS. (per Financial Institution) Includes:

     a.   Automatic messages (all Financial Institutions)                    [*]

     b.   Customized messages                                                [*]

11.  LOST/STOLEN CARD STATUSING.                                             [*]

     Includes Certegy taking call and statusing account                      [*]

12.  AUDIT CONFIRMATIONS. (excluding Postage) Includes:

     a.   Preparing and mailing audit confirmations upon written request
          (Per Financial Institution per audit request.)                     [*]

     b.   Per account confirmation                                           [*]


Schedule L                                                           Page 3 of 9

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

13.  STANDARD TAPE AND NAME/ADDRESS LABELS.                                  [*]

14. CREDIT BUREAU REPORTING. (Per month per Financial Institution per Credit Bureau) Includes creating tape and forwarding to the Credit Bureau
     designated by Financial Institution                                     [*]

15.  SPECIAL SERVICES. Includes additional feature/functionality associated with
     the products and enhancements.                                          [*]

16.  [*]

17.  [*]

18.  [*]

19.  ONE-TIME ON-LINE TERMINAL AND COMMUNICATION SET-UP FEE.                 [*]

20.  ON-SITE INSTITUTION TRAINING. (at customer's request)                   [*]

21.  SEMINARS. Seminars provided from time to time on a variety of card
     processing subjects.                                                    [*]

22.  SERVICEVIEW(TM). On-line graphical user interface to the bankcard
     system.                                                                 [*]

23.  ON-LINE COLLECTION SYSTEM.

     23.1 MONTHLY SERVICE CHARGE. Provides interface with the Collection
          Management System.                                                 [*]

     23.2 COLLECTORVIEW(TM). On-line graphical user interface to the
          Collection Management System.                                      [*]

     23.3 RECORD RETENTION. Per account per month fee on the Collection
          Management System (Financial Institution parameter driven)         [*]

     23.4 PER ACCOUNT ACCESS FEE. Per inquiry into the On-Line Collection
          Management System                                                  [*]

24.  ON-LINE COLLECTION SYSTEM LETTERS. (excludes postage/delivery)
     Includes:

     24.1 ON-LINE COLLECTION SYSTEM LETTERS. Includes:                       [*]

          a.   Standard letter services

          b.   Customer letter services

          c.   Printing first page of letters

          d.   All forms


Schedule L                                                           Page 4 of 9

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

     24.2 ADDITIONAL PAGES. Applies to each page after the first page of
          multiple page letters.                                             [*]

25. INTERFACE TO THIRD PARTY PROCESSORS. Providing a daily transmission of cardholder data to the Financial Institution or the Financial Institution's authorized processor.

     25.1 SIGN-UP FEE.

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     25.2 MONTHLY MAINTENANCE FEE.                                           [*]

          a.   Direct Connection to Certegy                                  [*]

          b.   Connection through processor                                  [*]

     25.3 TRANSACTION FEE. Assessed on each posted transaction

          [*]

26.  BILLING ERROR AND DISPUTE PROCESSING. (Optional Services)

     26.1 CUSTOMER ENTERED CHARGEBACK OR RETRIEVAL VIA ONLINE ENTRY.         [*]

     26.2 CERTEGY ENTERED CHARGEBACK OR RETRIEVAL.                           [*]

     26.3 CERTEGY BASIC BILLING ERROR SERVICES

          All cardholder contact (written and phone calls) is handled by institution. Certegy performs each dispute phase as required and corresponds with institution to enable institution account and communicate with cardholder:

          [*]

     26.4 CERTEGY ENHANCED BILLING ERROR SERVICES. Certegy handles all cardholder contact. This includes: receiving written disputes; handling phone calls for dispute institution purposes; managing dispute status; creating and mailing cardholder letters including postage, and communication with institution to enable account maintenance.

          [*]


Schedule L                                                           Page 5 of 9

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                   SCHEDULE L
      SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                            EFFECTIVE JANUARY 1, 2004

          [*]

     26.5 CERTEGY FRAUD SERVICES                                             [*]

          Services include recovery of fraudulent transactions, all phases of the chargeback cycle, obtaining affidavits, and providing a close out package to the institution outlining final fraud balance for charge off or insurance claims.

27.  SELF-ADMINISTERED BANK TELEPHONE CUSTOMER SERVICE (Optional Services)

     27.1 AFTER HOURS TELEPHONE CUSTOMER SERVICE. Includes telephone customer service outside of normal business hours. After hours customer service is provided 5:00 p.m. to 7:00 a.m. Monday through
          Friday and 7:00 a.m. to 9:00 p.m. Saturday. Closed on Sunday.      [*]

     27.2 HIGH-VOLUME CARD CUSTOMER SERVICE FEE. This fee will apply to after hours customer service for any program targeted to a customer segment that generates a high volume of customer service calls (i.e. secured cards, sub-prime or any high fee/low credit
          line program).                                                     [*]

     27.3 TOLL-FREE CUSTOMER SERVICE ACCESS.

          Provides for printing of toll-free phone number on Financial Institution's statement and access to after hours customer service via toll-free phone number. This fee applies to all accounts on
          file.                                                              [*]

     27.4 PREMIUM CUSTOMER SERVICE.

          [*]

     27.5 VIP CUSTOMER SERVICE.

          [*]

28.  E-REPORTS Includes:

     [*]


Schedule L                                                           Page 6 of 9

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE L
    SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                          EFFECTIVE JANUARY 1, 2004

29. MYCARDSTATEMENT.COM. (Optional Service) MyCardStatement.com is a service that provides cardholders access to their credit card information via the Internet. Cardholder functionally includes the ability to view account balance, transaction and historical statement information and to pay their monthly credit card invoice online.

     [*]

30.  VERIFIED BY VISA AND/OR MASTERCARD SECURECODE.

     Includes hosting of enrollment and authentication services, and front line customer service

     a.   Visa issuer credit program fee                                     [*]

     b.   MasterCard issuer credit program fee                               [*]

     c.   Enrolled account hosting and maintenance (per account per month)   [*]

     d.   Authentication request (per request)                               [*]

31.  EXTENDED ON-LINE STATEMENT HISTORY. (Optional Service)

     Provides on-line statement history viewing. Fee is per account per month

     [*]                                                                     [*]

32.  FRAME RELAY.                                                            [*]

33. READI REVIEW. (Optional Service) Separate Contract Required Readi-Review(SM) Plus enables the Financial Institution to manage credit risk and opportunity within the card portfolio by assigning a Beacon Risk Score and a Credit Grade score to existing card accounts. This information helps Financial Institution evaluate and predict future credit performance and predict the likelihood of bankruptcy, charge-off, loan default or serious delinquency. Readi-Review(SM) Plus is available in two options, the Full Portfolio Review analyzes all accounts to determine which accounts meet requirements for additional products, services or credit line changes. The Reissue Review works with other pre-determined reissue criteria to provide a complete picture before the plastic is reissued. Either option - Full or Reissue
     - provides critical information to manage opportunities and risks within a portfolio.


Schedule L                                                           Page 7 of 9

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE L
    SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                          EFFECTIVE JANUARY 1, 2004

34.  NEURAL NETWORKS. (Optional Service)                                     [*]

          a.   Falcon(R)

          b.   TRIAD

35.  MANUALS / CD-ROM. Annual Subscription                                   [*]

36.  DISPUTE MANAGEMENT SYSTEM.

     a. A one-time Implementation Fee of $750.00, plus the following fee per dispute, chargeback or retrieval:

          [*]

     b.   Web Access:                                                        [*]

          One time set up per terminal                                       [*]

          Per terminal per month                                             [*]

37. PASS THROUGH FEE ITEMS. (Note: Pass Through Fee Items is not included in monthly minimum totals.) All fees and fee increases incurred by Certegy for the items listed below shall be passed on to the Institution.

     37.1 COURIER. Includes:                                                 [*]

     a. All cost of courier for delivery of media or reports to and from Financial Institution

     b. If U.S. Mail is used, all postage costs are borne by Financial Institution.

     37.2 POSTAGE.                                                           [*]

          Includes all first class postage associated with mailing of plastics, statements, notices or other mailings requested by Financial Institution.

     37.3 POSTAGE PRE-SORT REBATE. (Qualifying Items)                        [*]

          This is a rebate to Financial Institution for current first class rate for Qualifying statements, as identified by Certegy.

     37.4 ELECTRONIC WARNING BULLETIN LISTINGS. Includes:                    [*]

          a. VISA/MasterCard charge for listing on the Electronic Warning Bulletin.

          b. Charges for listing in the printed Warning Bulletin for regions outside the U.S.

     37.5 RETRIEVALS FROM MASTERCARD OR VISA OR LOCAL TO LOCAL.

          Both MasterCard and VISA rules require the processor to provide copies of original and microfilmed transactions. The cost of producing the copies is covered by a fee schedule. Certegy's fees for performing those tasks will be in conformity with the currently published schedule. Currently,


             Original   Copy   Electronic/Facsimile
             --------   ----   --------------------
VISA            [*]      [*]            [*]
MasterCard      [*]      [*]            [*]


Schedule L                                                           page 8 of 9

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                 SCHEDULE L
    SERVICES AND FEES FOR SELF-ADMINISTERED BASE2000 CREDIT CARD PROGRAMS
                          EFFECTIVE JANUARY 1, 2004

     37.6 OTHER MASTERCARD AND VISA FEES. ASSESSMENTS AND OTHER SERVICES.

          Financial Institution shall be responsible for all MasterCard and VISA fees, dues and assessments related to the cardholder service provided to the card issuing members (e.g., "Please Call" fees).

     37.7 ULTRAGRAPHICS LOGO SETUP FEE FOR PLASTICS EMBOSSING.

          a.   Camera Ready Artwork                                          [*]

          b.   Non-camera ready artwork                                      [*]


Schedule L                                                           Page 9 of 9

                         CERTEGY CARD SERVICES, INC.

                             ICBA BANCARD, INC.

                       2003 RENEWAL SERVICE AGREEMENT

                                  EXHIBIT 2

                          QUALITY CONTROL STANDARDS

                          EFFECTIVE JANUARY 1, 2004

                                                              (CERTEGY LOGO)

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS -- CUSTOMER SERVICE AND PRODUCTION

SERVICE AREA                                                             CSP # 1

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Average Speed of Answer                                         [*]        [*]

DEFINITION

Total delay time in seconds is gathered from a system generated phone report. The total time for the service hours is then divided by the total number of calls received for the day, resulting in an average delay time per call.

SERVICE AREA                                                             CSP # 2

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Calls Not Experiencing Busy                                     [*]        [*]

DEFINITION

The volume data is taken from a system generated phone report. To determine the percentage of busy calls, the total forced busy is divided by actual calls received. Actual calls received equals calls answered plus abandoned plus busy calls

SERVICE AREA                                                             CSP # 3

Customer Service Phone

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Card Activation System Availability                             [*]        [*]

DEFINITION

Card activation shall be available 99% of the time. This standard covers both credit and debit card activation.

SERVICE AREA                                                             L/S # 1

Lost Stolen

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Average Speed of Answer                                         [*]        [*]

DEFINITION

Total delay time in seconds is gathered from a system generated phone report.
[*]


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      1

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             L/S # 2

Lost Stolen

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Calls Not Experiencing Busy                                     [*]        [*]

DEFINITION

The volume data is taken from a system generated phone report. To determine the percentage of busy calls, the total forced busy is divided by actual calls received. Actual calls received equals calls answered plus abandoned plus busy calls

SERVICE AREA                                                             CSW # 1

Customer Service Written

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Inquiry Resolved / CH Notified[*]                               [*]        [*]

DEFINITION

Incoming items are date stamped and tracked from date received. Retrievals, chargebacks, billing information, payment inquiries and follow-up data requested by CCS are all included in this standard.

SERVICE AREA                                                             CSW # 2

Customer Service Written

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Dispute Accuracy Rate                                           [*]        [*]

DEFINITION

Resolved files are selected daily at random from a rep by an internal Auditor. The Auditor validates the processing of the file and documents the number of errors.

Calculation:

Total achieved points divided by the total possible points - overall percentage accurate

SERVICE AREA                                                             FRD # 1

Fraud

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Fraud files Closed[*]                                           [*]        [*]

DEFINITION

[*] This calculation will reflect the true age of the case and it's transactions, not based on the last monetary adjustment of a single transaction.

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      2

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                           QUALITY CONTROL STANDARDS

SERVICE AREA                                                           CISSU # 1

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
New Accounts Timeliness                                         [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                           CISSU # 2

Card Issuance

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Reissue Cards Mailed[*]                                         [*]        [*]

DEFINITION

[*] Total items received for the reissue are determined by information provided on a monthly data tape. The reissue cards are tracked according to relative month and date mailed within that month. [*]

SERVICE AREA                                                           PMAIL # 1

Production Mail

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Statements Mailed[*]                                            [*]        [*]

DEFINITION

Statements are tracked according to their cycle; therefore, the achievement of the standard is determined by counting from the first business day after the cycle drop date through the actual business date when the statements are mailed. (excluding weekends)

SERVICE AREA                                                             PMT # 1

Payments

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Process Same Day[*]                                             [*]        [*]

DEFINITION

As daily mail is received from the U.S. Postal Service it is divided into batches according to weight. These batches are groups of payments that will stay together and be reconciled throughout the payment process. Date and time received are indicated on the batches. As items are posted, the time is documented and determines the achievement of the standard when compared to the time/date received.


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      3

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             PMT # 2

Payments

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Process Next Day[*]                                             [*]        [*]

DEFINITION

As daily mail is received from the U.S. Postal Service it is divided into batches according to weight. These batches are groups of payments that will stay together and be reconciled throughout the payment process. Date and time received are indicated on the batches. As items are posted, the time is documented and determines the achievement of the standard when compared to the time/date received.

SERVICE AREA                                                             PMT # 3

Payments

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Exceptions Processed[*]                                         [*]        [*]

DEFINITION

Items are tracked and measured the same as regular payments. Exception payments are anything other than a standard size check and statement header sent in the standard return envelope supplied by CCS. Missing Acct #'s are researched by name and address on checks or payment media when no match can be found, Certegy is dependent upon the cardholder contacting Customer Service and Certegy cannot be held accountable for processing in a timely fashion.

SERVICE AREA                                                             PMT # 4

Payments

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Exceptions Processed[*]                                         [*]        [*]

DEFINITION

Items are tracked and measured the same as regular payments. Exception payments are anything other than a standard size check and statement header sent in the standard return envelope supplied by CCS. Missing Acct #'s are researched by name and address on checks or payment media when no match can be found, Certegy is dependent upon the cardholder contacting Customer Service and Certegy cannot be held accountable for processing in a timely fashion.


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      4

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             PMT # 5

Payments

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - Reg/Excep Payments                              [*]        [*]

DEFINITION

Complaints are received from cardholders via customer service phone reps. The reps log the details of the complaint. The information is gathered and the number of complaints is compared to total number of regular and exception payments processed.

SERVICE AREA                                                             REL # 1

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned[*]                                      [*]        [*]

DEFINITION

Messages are tracked from the time they are received by the representative (includes voice mail). Expired time includes business hours only. [*]

SERVICE AREA                                                             REL # 2

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned[*]                                      [*]        [*]

DEFINITION

Messages are tracked from the time they are received by the representative (includes voice mail). Expired time includes business hours only. [*]

SERVICE AREA                                                             REL # 3

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Research Inquiry Resolved[*]                                    [*]        [*]

DEFINITION

Inquiries are tracked from the time they are received by the representative (includes voice mail). Excluding weekends and holidays. The inquiries are considered resolved when:

     -    Rep provides resolution to inquirer

     - Rep leaves a message with information or requests inquirer to contact rep

The exception is if additional information is required to obtain the resolution, in this case the Ren must contact the inquirer within the defined timeframe. [*]


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      5

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             REL # 4

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Research Inquiry Resolved[*]                                    [*]        [*]

DEFINITION

Inquiries are tracked from the time they are received by the representative (includes voice mail). Excluding weekends and holidays. The inquiries are considered resolved when:

     -    Rep provides resolution to inquirer

     - Rep leaves a message with information or requests inquirer to contact rep

The exception is if additional information is required to obtain the resolution, in this case the Rep must contact the inquirer within the defined timeframe. [*]

SERVICE AREA                                                             REL # 5

Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Representative Calls To Institution                             [*]        [*]

DEFINITION

Reps will initiate calls once a month to their assigned banks who have not called Bank Relations during the month. The objective is to assist in the monitoring of potential institution problems. The Call Tracking System will generate a report identifying those institutions needing to be contacted.

SERVICE AREA                                                             CDS # 1

CardSource

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Help Desk Staffed To Receive Calls                              [*]        [*]

Definition

[*]

SERVICE AREA                                                             CDS # 2

CardSource

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
CCS Responds To Institutions[*]                                 [*]        [*]

DEFINITION

Messages are tracked from the time they are taken.[*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      6

                          CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                            ERPT # 1

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
E-Reports Availability[*]                                       [*]        [*]

DEFINITION.

[*]

SERVICE AREA                                                            ERPT # 2

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
E-Reports Availability[*]                                       [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            ERPT # 3

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Month End Reports[*]                                            [*]        [*]

DEFINITION

Monthly reports are provided through E-Reports the following month. [*]

SERVICE AREA                                                            ERPT # 4

E-Repotfs

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
MONTH END REPORTS[*]                                            [*]        [*]

DEFINITION

Monthly report ate pmvided through E-Rennrts the following month. [*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      7

                          CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                            ERPT # 5

E-Reports

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Executive Reports Mailed[*]                                     [*]        [*]

DEFINITION

Executive reports are provided through E-Reports the following month. [*]


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      8

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS --DEBIT CARD

SERVICE AREA                                                           DEBIT # 1

Debit - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Relations Request Resolved[*]                                   [*]        [*]

DEFINITION

Inquiries are tracked from the time they are received by the representative (includes voice mail). Excluding weekends and holidays. The inquiries are considered resolved when:

     -    Rep provides resolution to inquirer

     - Rep leaves a message with, information or requests inquirer to contact rep

The exception is if additional information is required to obtain the resolution, in this case the Ren must contact the inquirer within the defined timeframe. [*]

SERVICE AREA                                                           DEBIT # 2

Debit - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Relations Request Resolved[*]                                   [*]        [*]

DEFINITION

Inquiries are tracked from the time they are received by the representative (includes voice mail). Excluding weekends and holidays. The inquiries are considered resolved when:

     -    Rep provides resolution to inquirer

     - Rep leaves a message with information or requests inquirer to contact rep

The exception is if additional information is required to obtain the resolution, in this case the Rep must contact the inquirer within the defined timeframe. [*]

SERVICE AREA                                                           DEBIT # 3

Debit - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
REL DPT Incoming Calls Returned[*]                              [*]        [*]

DEFINITION

Messages are tracked from the time they are received. Expired time includes business hours only. [*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                      9

                          CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                          QUALITY CONTROL STANDARDS

SERVICE AREA                                                           DEBIT # 4

Debit - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
REL DPT Incoming Calls Returned[*]                              [*]        [*]

DEFINITION

Messages are tracked from the time they are received. Expired time includes business hours only. [*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     10

                         CERTEGY CARD SERVICES, INC.
                             ICBA BANCARD, INC.
                       2003 RENEWAL SERVICE AGREEMENT
                                  EXHIBIT 2
                          QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS -TECHNOLOGY CREDIT & DEBIT

SERVICE AREA                                                           SYSAD # 1

System Administration

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - Parameter File CHGS                             [*]        [*]

DEFINITION

System Administration will track the number of Parameter File Change errors on a monthly basis. An error is defined as correct information provided by the institution and implemented incorrectly by Certegy. A parameter file change is defined as any record change to a plan. The standard will be calculated by converting the total number of errors / total number of parameter changes to a percentage.

SERVICE AREA                                                            TECH # 1

Technology - Credit

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Online System Availability                                      [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 2

Technology - Credit

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Transmissions from TBS to CardSource Users                      [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TECH # 3

Technology - Credit

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
TBS Authorization System                                        [*]        [*]

DEFINITION

[*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     11

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                            TECH # 4

Technology -Debit

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Debit Authorizations Completed                                  [*]        [*]

DEFINATION

[*]

SERVICE AREA                                                            TECH # 5

Technology - Debit

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Debit CTF Completed [*]                                         [*]        [*]

DEFINITION

[*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     12

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS - E-BANKING

SERVICE AREA                                                            EBK # 1

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
E-Banking System Availability                                   [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            EBK # 2

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Hourly Transaction Processing                                   [*]        [*]

DEFINITION

Certegy's E-Banking system shall process specific transactions (wires, stop payments, ACH transactions) on the mark of every hour, 24x7, with exception of scheduled maintenance times and during management report processing.

SERVICE AREA                                                            EBK # 3

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Daily Transaction Processing                                    [*]        [*]

DEFINITION

Certegy's E-Banking system shall process transactions on a daily basis providing updates twice a day to the institution at a mutually agreed upon time. [*]

SERVICE AREA                                                            EBK # 4

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Load Processing                                                 [*]        [*]

DEFINITION

[*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     13

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                           EBK # 5

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Availability of Transactional Reports                           [*]        [*]

DEFINITION

Certegy's E-Banking system shall process transactional reports on a daily basis providing updates twice a day to the institution at a mutually agreed upon time. [*]

SERVICE AREA                                                            EBK #6

E-Banking

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Availability of Management Reports                              [*]        [*]

DEFINITION

[*]

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     14

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS -- MERCHANT

SERVICE AREA                                                             MER # 1

Merchant - Authorizations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Auth Calls Not Experiencing Busy                                [*]        [*]

DEFINITION

The volume data is taken from a system generated phone report. To determine the percentage of busy calls, the total forced busy is divided by actual calls received. Actual calls received equals calls answered plus abandoned plus busy calls

SERVICE AREA                                                             MER # 2

Merchant - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
New Merchant Processed[*]                                       [*]        [*]

DEFINITION

New merchant account paperwork is tracked from the date received at Certegy. The completed date as compared to the incoming date is used to determine the achievement of the standard

SERVICE AREA                                                             MER # 3

Merchant - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - New MER ACCT - VF &NVF                          [*]        [*]

DEFINITION

New account set up issues are received from the institutions via Merchant phone reps. The reps log the details of the issue. The information is gathered and the number of complaints is compared to total number of new merchant accounts processed to obtain a percentage.

SERVICE AREA                                                             MER # 4

Merchant - Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Merchant Maintenances Input[*]                                  [*]        [*]

DEFINITION

Merchant maintenance change requests are tracked from the date received at Certegy. The completed date as compared to the incoming date is used to determine the achievement of standard

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     15

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             MER # 5

Merchant

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned[*]                                      [*]        [*]

DEFINITION

Messages are tracked from the time they are received. Expired time includes business hours only.

SERVICE AREA                                                             MER # 6

Merchant

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Incoming Calls Returned[*]                                      [*]        [*]

DEFINITION

Messages are tracked from the time they are received. Expired time includes business hours only.

SERVICE AREA                                                             MER # 7

Merchant Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
All Inquiries Resolved[*]                                       [*]        [*]

DEFINITION

All inquiries are tracked from the time of receipt. Expired time includes round-the-clock hours, excluding weekends and holidays. The inquiries are considered resolved when. 1) the rep speaks directly to the inquirer giving the resolution, 2) a detailed message with the requested information is left for the inquirer and 3) a brief message is left for the inquirer, requesting that they contact the rep to obtain the requested information.

SERVICE AREA                                                             MER # 8

Merchant Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Representative Calls To Institution                             [*]        [*]

DEFINITION

Reps will initiate calls once a month to their assigned banks who have not called Merchant Relations during the month. The objective is to assist in the monitoring of potential institution problems.

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     16

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             MER # 9

Merchant Relations

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - File CHGS                                       [*]        [*]

DEFINITION

Merchant Relations will track the number of Bank and Merchant File Change errors on a monthly basis. An error is defined as correct information provided by the Bank/Merchant and implemented incorrectly by Certegy. A file change is defined as any record change to a plan. The standard will be calculated by converting the total number of errors / total number of changes to a percentage.

SERVICE AREA                                                             D/E # 1

Data Entry

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Sales/CA/ADJ/PMT RCPT PROC[*]                                   [*]        [*]

DEFINITION

Items are date stamped as they are received at CCS. The completed date as compared to the incoming date is used to determine the achievement of the standard. [*]

SERVICE AREA                                                             D/E # 2

Data Entry

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Accuracy Rate - Sales/CA/ADJ/PMT RCPT                           [*]        [*]

DEFINITION

Complaints are received from the institutions via Bank and Merchant phone reps. The reps log the details of the complaint. The information is gathered and the number of complaints is compared to total number of monetary adjustments processed to obtain a percentage.


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     17

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

STANDARDS AND DEFINITIONS --TCM

SERVICE AREA                                                             TCM # 1

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Applications Processed[*]                                       [*]        [*]

DEFINITION

Total number of processing days it takes to complete an application of credit and communicate an acceptance (initiate a new account) of the requested credit. [*]

SERVICE & AREA                                                           TCM # 2

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Applications Processed[*]                                       [*]        [*]

DEFINITION

Total number of processing days it takes to compete an application of credit and communicate an acceptance (initiate a new account) of the requested credit. [*]

SERVICE AREA                                                             TCM # 3

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
New Account Data Entry Accuracy                                 [*]        [*]

DEFINITION

Data entry accuracy is measured by audits of new accounts after set up. All required field inputs are verified for accuracy and completeness.

SERVICE AREA                                                             TCM # 4

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Adverse Action Letters Sent[*]                                  [*]        [*]

DEFINITION

Adverse action is the communication of the denial of an application of credit. The communication is in the form of a letter mailed to the applicant. [*]


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     18

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             TCM # 5

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Adverse Action Letters Sent[*]                                  [*]        [*]

DEFINITION

Adverse action is the communication of the denial of an application of credit. The communication is in the format of a letter mailed to the applicant. [*]

SERVICE AREA                                                             TCM # 6

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Credit Limit Increase Processing Accuracy                       [*]        [*]

DEFINITION

Verification through audits that credit policy and data entry is accurate and complete in regard to credit limit increases. All data entry fields are reviewed for accuracy and completeness.

SERVICE AREA                                                             TCM # 7

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Credit Limit Increase Processing[*]                             [*]        [*]

DEFINITION

[*] This includes granting the requested additional amount of communication with an adverse action letter that the request has been denied. Tracking reports allow monitoring of this item.

SERVICE AREA                                                             TCM # 8

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Credit Limit Increase Processing[*]                             [*]        [*]

DEFINITION

[*] This includes granting the requested additional amount of communicating with an adverse action letter that the request has been denied. Tracking reports allow monitoring of this item.

                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     19

                           CERTEGY CARD SERVICES, INC.
                               ICBA BANCARD, INC.
                         2003 RENEWAL SERVICE AGREEMENT
                                    EXHIBIT 2
                            QUALITY CONTROL STANDARDS

SERVICE AREA                                                             TCM # 9

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Management Reports Delivered[*]                                 [*]        [*]
[*]

DEFINITION

[*]

SERVICE AREA                                                            TCM # 10

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Database Delivered[*]                                           [*]        [*]

DEFINITION

[*]

SERVICE AREA                                                            TCM # 11

TCM

NAME OF STANDARD                                             STANDARD   MATERIAL
----------------                                             --------   --------
Risk Management Reports                                         [*]        [*]
Delivered[*]

DEFINITION

[*]


                                                                  (CERTEGY LOGO)


Exhibit 2                                                                     20

                                    EXHIBIT 3
            2003 RENEWAL SERVICE AGREEMENT, DATED AS OF JUNE 1, 2003,
           BETWEEN ICBA BANCARD, INC. AND CERTEGY CARD SERVICES, INC.

     FORM OF LETTER TO FINANCIAL INSTITUTIONS OF NON-RENEWAL OR TERMINATION

Intentionally omitted by the parties.